File Nos. 33-14604
                                                                       811-04963

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

                         Pre-Effective Amendment No. |_|

                        Post-Effective Amendment No. [25]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                               Amendment No. [27]

                        (Check appropriate box or boxes)


                                THE BERWYN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              1189 Lancaster Avenue
                           Berwyn, Pennsylvania 19312
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (610) 296-7222

                                  Kevin M. Ryan
                                The Berwyn Funds
                              1189 Lancaster Avenue
                           Berwyn, Pennsylvania 19312
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


It is proposed that this filing will become effective (check appropriate box):

|_|  immediately upon filing pursuant to paragraph (b)
|X|  on May 1, 2007 pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(1)
|_|  on (date) pursuant to paragraph (a)(1)
|_|  75 days after filing pursuant to paragraph (a)(2)
|_|  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------


                                THE BERWYN FUNDS

                               BERWYN FUND SERIES              [GRAPHIC OMITTED]
                            BERWYN INCOME FUND SERIES
                         BERWYN CORNERSTONE FUND SERIES




      Shareholder Services                                               no load
      Ultimus Fund Solutions, LLC                                   mutual funds
      P.O. Box 46707 Cincinnati, OH 45246-0707
      800-992-6757




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                                   PROSPECTUS

                                   MAY 1, 2007


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                           -----

Berwyn Fund Series .....................................................       3
  Risk/Return Summary ..................................................       3
  Performance ..........................................................       4
  Fees and Expenses ....................................................       6
  Investment Objective, Investment Strategies and
    Related Risks ......................................................       7
  Financial Highlights .................................................      12

Berwyn Income Fund Series ..............................................      13
  Risk/Return Summary ..................................................      13
  Performance ..........................................................      14
  Fees and Expenses ....................................................      16
  Investment Objective, Investment Strategies and
    Related Risks ......................................................      17
  Financial Highlights .................................................      22

Berwyn Cornerstone Fund Series .........................................      23
  Risk/Return Summary ..................................................      23
  Performance ..........................................................      24
  Fees and Expenses ....................................................      26
  Investment Objective, Investment Strategies and
    Related Risks ......................................................      27
  Financial Highlights .................................................      33

Management of the Funds ................................................      34

Shareholder Information ................................................      36

Distributions and Taxes ................................................      40

Administrator and Distributor ..........................................      41

Privacy Policy .........................................................      43

For More Information ...................................................    back
                                                                           cover

BERWYN FUND SERIES
================================================================================

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Berwyn Fund seeks to achieve long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities that offer potential for capital appreciation. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in equity securities. The principal strategy of the Fund is to achieve long-term growth through investments in equity securities that The Killen Group, Inc., the Fund's investment advisor (the "Advisor"), believes are undervalued. The Fund may also invest in investment grade and/or high yield bonds. The Fund may invest in fixed income securities with any credit rating or maturity date. Up to 20% of the value of the Fund's net assets may be invested in fixed income securities, including fixed income securities with convertible features. The Fund will invest primarily in securities issued by domestic entities.

PRINCIPAL RISKS

o Although the Fund will strive to achieve its investment objective, there is no assurance that it will. Market, economic and business risks affect the prices of common stocks and other equity securities and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may decline and you may lose money.

o Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer's historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company's size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of small-cap, less well-known issuers can be more volatile than the stocks of large-cap companies.

o The Fund's investment approach may result in investments in securities that are not currently in favor with other investors and in investments in securities of lesser-known


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BERWYN FUND
                                                                               3
      companies. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting, and monitoring the Fund's investments. If the Advisor's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

o High yield bonds ("junk bonds") entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Fund's other investments may also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

o The Fund is considered a "non-diversified" investment company under federal laws and regulations. This means that the Fund may invest a greater portion of its net assets in the shares of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share price of the Fund than in the share price of a diversified fund.

PERFORMANCE


The bar chart and performance table on the next page give some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund (and its predecessor) over the last ten years. The performance table compares the average annual total returns of the Fund for the past one-year, five-year, and ten-year periods, before and after taxes, with the returns of the Russell 2000 Index for the same periods. The Fund's past performance (before and after taxes) is not necessarily an indication of the Fund's future performance.


--------------------------------------------------------------------------------
                                                         BERWYN FUND (CONTINUED)
4

                           BERWYN FUND ANNUAL RETURNS

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 1997     1998    1999    2000   2001    2002    2003    2004    2005    2006
------  -------  ------  -----  ------  ------  ------  ------  ------  -----
26.06%  -18.90%  -4.60%  2.10%  28.93%  -6.88%  50.01%  22.83%  12.18%  6.71%

                           Best Quarter: 4Q '03 +22.56
                          Worst Quarter: 3Q '98 -22.73

Note: Returns are net of all expenses, advisory fees and commissions charges and include the reinvestment of dividends (total returns).

--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/06)
--------------------------------------------------------------------------------

                                                     1 Year   5 Years   10 Years
                                                     ------   -------   --------
Fund Returns Before Taxes                              6.71%   15.48%    10.18%
Fund Returns After Taxes on Distributions 1            5.27%   14.18%     9.03%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares 1                                6.31%   13.33%     8.61%

Russell 2000 Index 2                                  18.37%   11.39%     9.44%

--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 2000 Index is an unmanaged index of equity securities of small capitalization companies. Returns for the Russell 2000 Index reflect no deduction for fees, expenses or taxes.


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BERWYN FUND (CONTINUED)
                                                                               5

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES a
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Redemption Fee b, c                                                        1.00%
--------------------------------------------------------------------------------
Exchange Fee                                                               None
--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                  0.00%
--------------------------------------------------------------------------------
Other Expenses                                                             0.26%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses d                                          0.03%
--------------------------------------------------------------------------------
Total Fund Operating Expenses e                                            1.29%
--------------------------------------------------------------------------------

a Shareholder fees are paid directly from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund imposes no sales charges (loads) or Rule 12b-1 distribution fees.

b A redemption fee of 1.00% is assessed if shares are redeemed or exchanged in less than six months from the date of purchase.

c     The Fund's custodian charges a $15 fee on wire redemptions.

d Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal period in investment companies and other pooled investment vehicles.

e Total Fund Operating Expenses reflected in the table above are higher than the ratio of total expenses to average net assets found in the Fund's Financial Highlights (see page 12 of the Prospectus) because Total Fund Operating Expenses include Aquired Fund Fees and Expenses, which are not operating expenses of the Fund under generally accepted accounting principles.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 One Year   Three Years   Five Years   Ten Years
                 --------   -----------   ----------   ---------
                   $131        $409          $708        $1,556



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                                                         BERWYN FUND (CONTINUED)
6

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is long-term capital appreciation; current income is a secondary consideration. The Fund is a non-diversified, open-end management investment company. Being non-diversified means that the Fund may invest a greater portion of its net assets in the securities of individual issuers.


The Advisor is a value manager. Finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. Over its history, the Advisor has, more often than not, found that small-capitalization stocks offer more value than large-capitalization stocks. Consequently, the performance of the Fund is most often compared to the Russell 2000 composite stock index, an index of smaller capitalization stocks. As of December 31, 2006, the average weighted market capitalization for the companies in the Fund's portfolio was approximately $881 million, which is smaller than that of the Russell 2000 Index.


The Fund invests in what it believes to be undervalued equity and fixed income securities that offer potential for long-term capital appreciation. This approach can often result in selecting securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies. The Fund, however, invests only in securities listed on national securities exchanges or quoted on the over-the-counter market.

Even though the Fund is considered non-diversified, it has adopted certain investment limitations for purposes of diversification. Two particularly significant restrictions are: (1) with respect to 50% of the market value of its total assets, the Fund will not, at the time of purchase, invest more than 5% of the value of its total assets, at market value, in the securities of any one issuer, except the securities of the U.S. government, and (2) with respect to the other 50% of the market value of its total assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer. With these two restrictions, hypothetically, the Fund could hold a portfolio with investments in as few as 14 issuers. The Fund does not anticipate having a portfolio with as few as 14 issuers. The Advisor uses two basic guidelines in the management of investment portfolios: (1) the initial investment in any single issuer must comprise less than 5% of the total value of the assets in a portfolio, including the Fund, and (2) the initial investment in any one industry must comprise less than 20% of the total value of the assets in a portfolio, including the Fund. The maximum that the Fund will invest in any one industry will be 25% of the value of its total assets. Under normal market conditions, the Fund follows the 5% and 20% initial investment guidelines of the Advisor. The Fund will always adhere to the 25% limitation.

EQUITY SECURITIES - Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities (common stocks and preferred stocks). The Fund selects common stock investments from three broad areas: (1) stocks of companies selling substantially below their book value; (2) stocks of companies selling at a low


--------------------------------------------------------------------------------
BERWYN FUND (CONTINUED)
                                                                               7
valuation to their present earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values, or at modest valuations to their present earnings levels.


A preferred stock is a share of stock issued by a corporation that usually has rights or preferences superior to those of common stock. Preferred stock may have a fixed dividend and the issuer of preferred stock may have the right to redeem (call) the stock in accordance with a specified redemption price and/or date. Preferred stocks are selected from two categories: (1) preferred stocks the Advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering a potential for capital appreciation due to the business prospects of the issuers.

The Advisor believes that (i) its strategy of investing in undervalued common stocks offers the potential for long-term capital appreciation above that of the leading stock market indices (i.e., Dow Jones Industrial Average, Standard & Poor's 500 Index and Russell 2000 Index), and (ii) implementation of the guidelines of the Advisor for portfolio management together with the investment restrictions previously described will tend to moderate the risks in this investment approach.


EXCHANGE TRADED FUNDS - Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company registered under the Investment Company Act of 1940 (the "1940 Act") that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund will use ETFs primarily when it wishes to invest in certain markets or segments of markets, as represented by the particular ETF, in a diversified (as to number of companies or securities) manner. The Fund may also use ETFs as temporary or defensive investments. When the Fund invests in ETFs, the Fund will pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Fund.

Because some ETFs have received an Exemptive Order from the Securities and Exchange Commission, investments in such ETFs are not subject to percentage investment limitations imposed by the 1940 Act. The Fund has signed a participation agreement with iShares Funds ("iShares"), which are ETFs sponsored by Barclays Global Investors. The agreement authorizes the Fund's investments in iShares in an amount in excess of the restrictions stated in the 1940 Act. However, the Fund will not purchase iShares if such purchase would cause the aggregate value of the Fund's investments in iShares to exceed 10% of the Fund's net assets.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including risks that: (1) the general level of securities prices may decline, thereby adversely affecting


--------------------------------------------------------------------------------
                                                         BERWYN FUND (CONTINUED)
8
the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and
(4) an ETF may not track an index as well as a traditional index mutual fund. In addition, there may be a difference between the ETF's market value on the securities exchange and the ETF's net asset value.

FIXED INCOME SECURITIES - The fixed income securities in which the Fund primarily invests are corporate bonds. A corporate bond is an interest bearing debt security issued by a corporation. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem
(call) a bond before maturity.

Some of the fixed income securities (or preferred stocks) in which the Fund invests may be convertible into common stocks. While the annual income paid on a fixed income security may be constant for the life of the instrument, its yield (income as a percent of current price) will reflect current interest rate levels. The price of a bond rises and falls so that its yield remains reflective of current market conditions. The prices of fixed income securities usually rise when interest rates fall and usually fall when interest rates rise. If a fixed income security (or preferred stock) has a conversion feature, its price will generally rise if the price of the underlying common stock appreciates above the conversion price. If the underlying common stock trades below the conversion price, the fixed income security will generally trade based upon current interest rate levels. If a bond is subject to call and is called before maturity, the Fund may have to reinvest the proceeds at lower market rates.

While the Fund emphasizes investments in equity securities, the Fund may invest under normal market conditions up to 20% of the value of its net assets in fixed income securities. The Fund invests in fixed income securities when the Advisor believes that, based upon prevailing interest rates, fixed income securities offer the potential for long-term capital appreciation. The fixed income securities selected may include securities within any of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), including securities with an S&P D rating, a Moody's C rating and unrated securities that are determined by the Advisor to be of equivalent quality. (See Appendix A in the Statement of Additional Information for S&P and Moody's descriptions of bond ratings.) Bonds rated A or higher by S&P and Moody's are considered high-grade securities and have one of the three highest ratings for creditworthiness. Bonds rated BBB by S&P or Baa by Moody's are defined as medium grade securities. These securities are considered creditworthy and of investment quality, but there is a possibility that the ability of the issuer of the securities to pay interest or repay the principal in the future may be impaired by adverse economic conditions or changing circumstances. Bonds rated lower than BBB (S&P rating) or Baa (Moody's rating) are less creditworthy than investment grade securities with the same maturity and, as a consequence, may pay higher income. Bond securities rated


--------------------------------------------------------------------------------
BERWYN FUND (CONTINUED)
                                                                               9

BB, B, CCC or CC by S&P or Ba, B or Caa by Moody's are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

TEMPORARY DEFENSIVE POSITIONS - Although the Fund will normally invest according to its investment objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds, ETFs and other short-term debt instruments. Investment in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

RISKS OF INVESTING IN THE FUND

Investing in any mutual fund such as the Fund involves risks, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. As a result of the Fund's nature, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. Since the Fund is a non-diversified fund, an investment in the Fund may present greater risks than an investment in a diversified fund.

The following  table  highlights  other risks  associated  with investing in the
Fund:

--------------------------------------------------------------------------------
                                      RISKS
--------------------------------------------------------------------------------

MARKET RISK is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value due to factors such as economic conditions, future expectations or investor confidence. If the value of the majority of common stocks held by the Fund increases in value, then the net assets of the Fund and an investment in the Fund would normally increase in value. If there is a decline in the value of a majority of the common stocks of the Fund, then the net assets of the Fund and an investment in the Fund would normally decline in value.

INDUSTRY AND SECURITY RISK is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

PORTFOLIO TURNOVER rates reflect the amount of securities that are replaced by the Fund from the beginning of the year to the end of the year. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by shareholders.


--------------------------------------------------------------------------------
                                                         BERWYN FUND (CONTINUED)
10

--------------------------------------------------------------------------------
SMALL COMPANY INVESTMENT RISK includes the general risks of investing in common stocks such as market, economic and business risk that cause their prices to fluctuate over time. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks and the potentially greater sensitivity of such small companies to changes in, or failure of, management and to other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources.
--------------------------------------------------------------------------------

For additional information about the Fund's investment strategies, please see the Statement of Additional Information.


--------------------------------------------------------------------------------
BERWYN FUND (CONTINUED)
                                                                              11

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years 2003 through 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on request by calling 1-800-992-6757. The information for the 2002 fiscal year was audited by another independent auditing firm.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    YEARS ENDED
                                              ----------------------------------------------------
                                              12/31/06   12/31/05   12/31/04   12/31/03   12/31/02
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ........   $  29.67   $  28.96   $  24.78    $ 17.23    $ 20.07
                                              --------   --------   --------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ............       0.05       0.02      (0.01)     (0.03)      0.05
  Net Realized and Unrealized Gains
    (Losses) on Securities ................       1.91       3.48       5.64       8.66      (1.43)
                                              --------   --------   --------    -------    -------
    Total Income (Loss) from
      Investment Operations ...............       1.96       3.50       5.63       8.63      (1.38)
                                              --------   --------   --------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ....      (0.05)     (0.02)        --         --      (0.06)
  Distributions from Net Realized Gains ...      (2.82)     (2.83)     (1.48)     (1.08)     (1.40)
                                              --------   --------   --------    -------    -------
    Total Distributions ...................      (2.87)     (2.85)     (1.48)     (1.08)     (1.46)
                                              --------   --------   --------    -------    -------
PROCEEDS FROM REDEMPTION FEES
  COLLECTED ...............................       0.05       0.06       0.03         --         --
                                              --------   --------   --------    -------   --------
NET ASSET VALUE, END OF YEAR ..............   $  28.81   $  29.67   $  28.96    $ 24.78    $ 17.23
                                              ========   ========   ========    =======    =======
TOTAL RETURN ..............................       6.71%     12.18%     22.83%     50.01%     (6.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's) .........   $148,787   $185,696   $114,928    $51,784    $32,279

  Ratio of Total Expenses to Average
    Net Assets ............................       1.26%      1.28%      1.20%      1.41%      1.29%

  Ratio of Net Investment Income (Loss)
    to Average Net Assets .................       0.12%      0.11%     (0.08%)    (0.13%)     0.25%

  Portfolio Turnover Rate .................         38%        31%        23%        23%        32%



--------------------------------------------------------------------------------
                                                         BERWYN FUND (CONTINUED)
12

BERWYN INCOME FUND SERIES
================================================================================

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of Berwyn Income Fund is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

PRINCIPAL INVESTMENT STRATEGIES


The Fund intends to achieve its objective through investments in corporate bonds, preferred stocks, U.S. Treasury bonds and notes, debt securities issued by U.S. Government Agencies, asset-backed securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. The Fund invests primarily in securities issued by domestic entities. The Advisor determines the percentage of each category of security to hold based upon its perception of the prevailing economic and market conditions. The Fund, however, will not make an investment in common stocks if such investment would cause the aggregate value of the common stocks in the Fund's portfolio to exceed 30% of the value of the Fund's net assets. Normally, the Fund will invest in a mix of securities, such as corporate bonds, preferred stocks and common stocks. The Advisor may invest in fixed income securities with any credit rating or maturity date. The Advisor may invest 100% of the Fund's net assets in corporate bonds or preferred stocks. If the Advisor decides it is appropriate, the Advisor may invest all of the Fund's net assets in lower rated, high yield, high risk bonds, also known as "junk bonds." The Advisor has the discretion to vary the weighted average maturity and the duration of the portfolio in order to take advantage of prevailing trends in interest rates. The weighted average maturity of the bonds in the Fund's portfolio was 7.8 years and the duration was 5.0 years as of December 31, 2006.


PRINCIPAL RISKS

o Although the Fund will strive to achieve its investment objective, there is no assurance that it will. The value of the Fund's investments will fluctuate with market conditions and, as a result, the value of an investment in the Fund will fluctuate. An investment in the Fund may lose money or the Fund could underperform other investments.

o High yield bonds ("junk bonds") entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Fund's investments will also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.


--------------------------------------------------------------------------------
BERWYN INCOME FUND
                                                                              13

o The prices of preferred stocks and common stocks are subject to market, economic and business risks that will cause their prices to fluctuate over time. The Fund may invest in preferred and common stocks with limited liquidity. The Fund can invest in the preferred or common stocks of companies with small market capitalizations. Such preferred or common stocks tend to have less liquidity than the stocks of companies with large market capitalizations. The preferred stock of large companies, however, may also have limited liquidity, particularly if the size of the issue of such stock is small.

PERFORMANCE


The bar chart and performance table below give some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund (and its predecessor) over the last ten years. The performance table compares the average annual total returns of the Fund for the past one-year, five-year, and ten-year periods, before and after taxes, with the returns of the various indices listed for the same periods. The Fund's past performance (before and after taxes) is not necessarily an indication of the Fund's future performance.

                        BERWYN INCOME FUND ANNUAL RETURNS

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 1997    1998    1999   2000   2001    2002    2003   2004   2005   2006
------  ------  -----  -----  ------  -----  ------  -----  -----  -----
13.36%  -4.57%  0.83%  6.05%  14.12%  9.38%  16.23%  7.98%  1.96%  8.65%

--------------------------------------------------------------------------------

                           Best Quarter: 3Q '97 +8.58
                           Worst Quarter: 3Q '98 -6.04

Note: Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of dividends (total return).


--------------------------------------------------------------------------------
                                                  BERWYN INCOME FUND (CONTINUED)
14

--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/06)
--------------------------------------------------------------------------------

                                                     1 Year   5 Years   10 Years
                                                     ------   -------   --------
Fund Returns Before Taxes                              8.65%     8.75%     7.22%
Fund Returns After Taxes on Distributions 1            7.08%     6.95%     4.51%
Fund Returns After Taxes  on Distributions
  and Sale of Fund Shares 1                            5.79%     6.47%     4.46%

BIG 2                                                  4.33%     3.79%     5.10%
HYC 3                                                 12.56%     9.93%     6.61%
ML HYMII 4                                            11.77%     9.86%     6.61%
LII 5                                                 10.44%     6.45%     6.89%
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 Citigroup Broad Investment Grade Bond Index (BIG) is an unmanaged index of investment grade bonds. Returns for the BIG Index reflect no deduction for fees, expenses or taxes.

3 Citigroup High Yield Composite Index (HYC) is a widely recognized unmanaged index of high yield bonds maturing in no less than 7 years. Returns for the HYC Index reflect no deduction for fees, expenses or taxes.

4 Merrill Lynch High Yield Master II Index (ML HYMII) is a widely recognized unmanaged index of high yield bonds. In August 2006, the Advisor decided to use the ML HYMII Index as the Fund's primary high yield bond benchmark. Previously, the HYC Index was used as the Fund's high yield bond benchmark. The Advisor believes that the ML HYMII Index is a more inclusive index than the HYC Index, giving it a more accurate representation of the overall high yield bond market. HYC is restricted to bonds maturing in no less than 7 years, whereas ML HYMII does not have this restriction. Since the Advisor is not subject to a similar restriction in the selection of high yield bond investments for the Fund, the Advisor believes that ML HYMII is the more appropriate high yield benchmark index. In addition, of these two indices, ML HYMII is more widely used and recognized within the investment community as a proxy for the high yield market. Finally, the Advisor believes use of ML HYMII will allow for improved attribution and analysis of bond investment data.

5 Lipper Income Fund Index (LII) is an average of the performance of mutual funds classified as equity income funds by Lipper. Returns for the LII Index are before taxes.



--------------------------------------------------------------------------------
BERWYN INCOME FUND (CONTINUED)
                                                                              15

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES a
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Redemption Fee b, c                                                        1.00%
--------------------------------------------------------------------------------
Exchange Fee                                                               None
--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                  0.00%
--------------------------------------------------------------------------------
Other Expenses                                                             0.23%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses d                                          0.02%
--------------------------------------------------------------------------------
Total Fund Operating Expenses e                                            0.75%
--------------------------------------------------------------------------------

a Shareholder fees are paid directly from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund imposes no sales charges (loads) or Rule 12b-1 distribution fees.

b A redemption fee of 1.00% is assessed if shares are redeemed or exchanged in less than six months from the date of purchase.

c     The Fund's custodian charges a $15 fee on wire redemptions.

d Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal period in investment companies and other pooled investment vehicles.

e Total Fund Operating Expenses reflected in the table above are higher than the ratio of total expenses to average net assets found in the Fund's Financial Highlights (see page 22 of the Prospectus) because Total Fund Operating Expenses include Aquired Fund Fees and Expenses, which are not operating expenses of the Fund under generally accepted accounting principles.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              One Year   Three Years   Five Years   Ten Years
              --------   -----------   ----------   ---------
                 $77        $240           $417        $930



--------------------------------------------------------------------------------
                                                  BERWYN INCOME FUND (CONTINUED)
16

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks. The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government Agencies, preferred stocks, asset-backed securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. Certain of the Fund's investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund may invest any percentage of its net assets in the foregoing securities as the Advisor deems appropriate, except common stocks. The Advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund's net assets. The Advisor is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund's other securities.

CORPORATE BONDS - The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity.

While a bond's annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond's price rises and falls so that its yield remains reflective of current market conditions.

The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates.

When selecting corporate bonds, the Advisor will consider the rating the bond has received from Standard and Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The Advisor has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

PREFERRED AND COMMON STOCKS - The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the Advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the Advisor based upon the market valuation of these securities
relative  to   corporate


--------------------------------------------------------------------------------
BERWYN INCOME FUND (CONTINUED)
                                                                              17
bonds. The outlook for the economy is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks. Preferred stocks are generally selected based on one of two criteria:
(1) preferred stocks that the Advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933.

Common stocks are generally selected based on one of three criteria: (1) stocks selling substantially below their book values; (2) stocks selling at low valuations to their present earnings levels; and (3) stocks judged by the Advisor to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations to their present earnings levels.

The Fund will only purchase common stocks if they pay cash dividends. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. The Advisor believes, however, that the risks involved with specific stocks selected for the Fund will be lessened by diversification of the Fund's portfolio. In addition, the Fund invests only in stocks listed on national securities exchanges or quoted on the over-the-counter market.

REAL ESTATE INVESTMENT TRUSTS - The Fund may invest in real estate investment trusts ("REITs"). These are companies that invest in real estate, mortgages and construction loans. These companies normally do not pay federal income taxes but distribute their income to their shareholders who then become liable for the tax. The Fund invests in REITs that generate income and which, in the opinion of the Advisor, have a potential for capital appreciation. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. The Fund may invest in any of the three types of REITs and may purchase common stocks, preferred stocks and bonds issued by REITs. The Fund intends to limit its investments in REITs to 15% of the value of its net assets. When investing in the common stocks of REITs, the Fund will also be bound by the 30% maximum limitation on common stock investments mentioned above.

EXCHANGE TRADED FUNDS - Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the


--------------------------------------------------------------------------------
                                                  BERWYN INCOME FUND (CONTINUED)
18
performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund will use ETFs primarily when it wishes to invest in certain markets or segments of markets, as represented by the particular ETF, in a diversified (as to number of companies or securities) manner. The Fund may also use ETFs as temporary or defensive investments. When the Fund invests in ETFs, the Fund will pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Fund.

Because some ETFs have received an Exemptive Order from the Securities and Exchange Commission, investments in such ETFs are not subject to percentage investment limitations imposed by the 1940 Act. The Fund has signed a participation agreement with iShares Funds ("iShares"), which are ETFs sponsored by Barclays Global Investors. The agreement authorizes the Fund's investments in iShares in an amount in excess of the restrictions stated in the 1940 Act. However, the Fund will not purchase iShares if such purchase would cause the aggregate value of the Fund's investments in iShares to exceed 15% of the Fund's net assets.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including risks that: (1) the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund. In addition, there may be a difference between the ETF's market value on the securities exchange and the ETF's net asset value.

TEMPORARY DEFENSIVE POSITIONS - Although the Fund will normally invest according to its investment objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds, ETFs and other short-term debt instruments. Investment in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

RISKS OF INVESTING IN THE FUND

Investing in any mutual fund such as the Fund involves risks, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Due to the nature of the Fund, you should consider an investment in


--------------------------------------------------------------------------------
BERWYN INCOME FUND (CONTINUED)
                                                                              19
the Fund to be a long-term investment that typically provides the best results when held for a number of years.

Investments in the Fund are subject to interest rate risk and call risk. Interest rate risk is the chance that bond prices will fall as interest rates rise. Call risk is the chance that during periods of falling interest rates a bond, subject to a call, may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates.

There are significant risks in investing in high yield "junk" bonds. Issuers of these bonds are generally smaller, less creditworthy companies or highly leveraged companies which are generally less able than more financially stable companies to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged companies or smaller, less creditworthy companies may experience financial stress. During these periods, such companies may not have sufficient cash flows to meet their interest payment obligations. A company's ability to service its debt obligations may also be adversely affected by specific corporate developments, the company's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield, high risk bonds because such securities are often unsecured and are often subordinated to other creditors of the issuer.

In addition to the risk of default, holders of high yield, high risk bonds also face the risk of greater market volatility than the holders of investment grade bonds. Changes in the general level of interest rates normally affect the market value and yield of corporate bonds. As a general rule, if the level of interest rates were to decline, these securities would increase in value and the yield would decline. Conversely, if interest rates rise, bonds decline in value and yields increase. Fluctuations in the general level of interest rates would therefore affect the value of the Fund's bond investments and the value of an investment in the Fund. The market value of high yield, high risk bonds may be affected not only by changing interest rates, but also by investors' perceptions of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in high yield, high risk bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield, high risk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, the prices of high yield, high risk bonds may become more volatile and these securities may experience sudden and substantial price declines.

In addition to bonds that are rated, the Fund may also invest in unrated bonds. These securities may or may not be more speculative than investment grade
securities.   The  risks  of  investing   in  unrated   bonds  depend  upon  the
creditworthiness of the issuer, changes in interest rates and economic and market factors. The Advisor will evaluate the creditworthiness of an unrated debt security and the issuer's ability to meet the interest and principal obligations of such security.


--------------------------------------------------------------------------------
                                                  BERWYN INCOME FUND (CONTINUED)
20

There are risks to investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Advisor, however, monitors the investment environment and the Fund's investments in REITs as a means of controlling the exposure to these risks.

The following table highlights other risks associated with investing in the Fund.

--------------------------------------------------------------------------------
                                      RISKS
--------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value due to factors such as economic conditions, future expectations or investor confidence. If the value of the majority of securities held by the Fund increases in value, then the net assets of the Fund and an investment in the Fund would normally increase in value. If there is a decline in the value of a majority of the securities of the Fund, then the net assets of the Fund and an investment in the Fund would normally decline in value.

INDUSTRY AND SECURITY RISK is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

PORTFOLIO TURNOVER rates reflect the amount of securities that are replaced by the Fund from the beginning of the year to the end of the year. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by shareholders.

SMALL COMPANY INVESTMENT RISK includes the general risks of investing in common stocks such as market, economic and business risks that cause their prices to fluctuate over time. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources.
--------------------------------------------------------------------------------

For additional information about the Fund's investment policies, please see the Statement of Additional Information.


--------------------------------------------------------------------------------
BERWYN INCOME FUND (CONTINUED)
                                                                              21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years 2003 through 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on request by calling 1-800-992-6757. The information for the 2002 fiscal year was audited by another independent auditing firm.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEARS ENDED
                                            ----------------------------------------------------
                                            12/31/06   12/31/05   12/31/04   12/31/03   12/31/02
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......   $  11.85   $  12.13   $  11.74   $  10.64    $ 10.32
                                            --------   --------   --------   --------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income .................       0.57       0.51       0.51       0.57       0.62
  Net Realized and Unrealized Gains
    (Losses) on Securities ..............       0.43      (0.28)      0.40       1.12       0.33
                                            --------   --------   --------   --------    -------
    Total Income from
    Investment Operations ...............       1.00       0.23       0.91       1.69       0.95
                                            --------   --------   --------   --------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ..      (0.57)     (0.51)     (0.53)     (0.59)     (0.63)
                                            --------   --------   --------   --------    -------
PROCEEDS FROM REDEMPTION
  FEES COLLECTED ........................       0.00*      0.00*      0.01         --         --
                                            --------   --------   --------   --------    -------
NET ASSET VALUE, END OF YEAR ............   $  12.28   $  11.85   $  12.13   $  11.74    $ 10.64
                                            ========   ========   ========   ========    =======
TOTAL RETURN ............................       8.65%      1.96%      7.98%     16.23%      9.38%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's) .......   $228,798   $234,728   $205,615   $135,385    $79,146

  Ratio of Total Expenses to
     Average Net Assets .................       0.73%      0.72%      0.64%      0.67%      0.71%

  Ratio of Net Investment Income
     to Average Net Assets ..............       4.67%      4.34%      4.54%      5.32%      6.16%

  Portfolio Turnover Rate ...............         31%        49%        48%        54%        39%

*     Amount rounds to less than $0.01 per share.



--------------------------------------------------------------------------------
                                                  BERWYN INCOME FUND (CONTINUED)
22

BERWYN CORNERSTONE FUND SERIES
================================================================================

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Berwyn Cornerstone Fund seeks to achieve long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, that offer potential for long-term capital appreciation. The Fund invests in securities that the Advisor believes are undervalued. The Advisor determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by mid-capitalization companies (those with market capitalizations between $1 and $15 billion at the time the security is purchased). However, the Fund may also invest a significant portion of its net assets in the equity securities of companies with larger capitalizations. The Advisor has the discretion to invest up to 100% of the Fund's net assets in common stocks, preferred stocks, or corporate bonds. The Advisor may invest in fixed income securities with any credit rating or maturity date. If the Advisor decides it is appropriate, the Advisor may invest all or a portion of the Fund's assets in lower rated, high yield, high risk bonds, known as "junk bonds." The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The Fund will invest primarily in securities issued by domestic entities.

PRINCIPAL RISKS

o Although the Fund will strive to achieve its investment objective, there is no assurance that it will. Market, economic and business risks affect common stock prices and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of an investment in the Fund may decline and you may lose money.

o Equity securities, including common stocks and preferred stocks, carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer's historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from mid-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer,


--------------------------------------------------------------------------------
BERWYN CORNERSTONE FUND
                                                                              23
      issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company's size, the more susceptible to rapid decreases in the value of their securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of mid-cap (medium size), less well-known issuers can be more volatile than the stocks of large-cap companies.

o The Fund's investment approach may result in investments in securities that are not currently in favor with most other investors and in investments in securities of lesser-known companies. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting, and monitoring the Fund's investments. If the Advisor's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

o High yield bonds ("junk bonds") entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater is the impact from interest rate changes. The value of the Fund's investments will also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity, and valuation difficulties.

o The Fund is considered a "non-diversified" investment company under federal laws and regulations. This means that the Fund may invest a greater portion of its net assets in the shares of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share price of the Fund than in the share price of a diversified fund.

PERFORMANCE


The bar chart and performance table on the next page give some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund for each full calendar year over the lifetime of the Fund. The performance table compares the average annual total returns of the Fund, before and after taxes, with the returns of the S&P MidCap 400 Index and the S&P 500 Index for the same periods. The Fund's past performance (before and after taxes) is not necessarily an indication of the Fund's future performance.


--------------------------------------------------------------------------------
                                             BERWYN CORNERSTONE FUND (CONTINUED)
24

                     BERWYN CORNERSTONE FUND ANNUAL RETURNS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                       2003     2004     2005     2006
                      -----    -----     -----   -----
                      17.09%   10.62%    5.40%   18.28%

--------------------------------------------------------------------------------
                            Best Quarter: 4Q '03 +8.73
                           Worst Quarter: 1Q '03 -2.43

Note: Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of dividends (total return).

--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/06)
--------------------------------------------------------------------------------

                                                                 Since Inception
                                                        1 Year    (May 1, 2002)
                                                        ------   ---------------
Fund Return Before Taxes                                18.28%        10.55%
Fund Return After Taxes on Distributions                17.47%        10.27%
Fund Return After Taxes on Distributions
    and Sale of Fund Shares 1                           12.97%         9.17%

Standard & Poor's MidCap 400 Index 2                    10.32%        10.26%
Standard & Poor's 500 Index 3                           15.79%         8.01%

1 After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The Standard & Poor's MidCap 400 Index is an unmanaged index of equity securities of companies with mid-size market capitalizations. Returns for the S&P MidCap 400 Index reflect no deduction for fees, expenses or taxes.

4 The Standard & Poor's 500 Index is included as an additional index for comparison because the Advisor may invest a significant portion of the Fund's assets in companies with market capitalizations greater than $15 billion, such as those contained in the S&P 500 Index. The S&P 500 Index is an unmanaged index of the common stocks of 500 widely held U.S. companies. Returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.



--------------------------------------------------------------------------------
BERWYN CORNERSTONE FUND (CONTINUED)
                                                                              25

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES a
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Redemption Fee b, c                                                        1.00%
--------------------------------------------------------------------------------
Exchange Fee                                                               None
--------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                                           1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                 0.00%
--------------------------------------------------------------------------------
Other Expenses                                                            1.85%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses d                                         0.06%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                             2.91%
--------------------------------------------------------------------------------
Management Fee Waivers e                                                 (0.85%)
--------------------------------------------------------------------------------
Net Fund Operating Expenses f                                             2.06%
--------------------------------------------------------------------------------

a Shareholder fees are paid directly from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund imposes no sales charges (loads) or Rule 12b-1 distribution fees.

b A redemption fee of 1.00% is assessed if shares are redeemed or exchanged in less than six months from date of purchase.

c     The Fund's custodian charges a $15 fee on wire redemptions.

d Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal period in investment companies and other pooled investment vehicles.

e The Killen Group, Inc. has contractually agreed to waive all or a portion of its management fees in order to limit Fund Operating Expenses to 2.00%.

f Net Fund Operating Expenses reflected in the table above are higher than the ratio of net expenses to average net assets found in the Fund's Financial Highlights (see page 33 of the Prospectus) because Net Fund Operating Expenses include Aquired Fund Fees and Expenses, which are not operating expenses of the Fund under generally accepted accounting principles.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                One Year   Three Years   Five Years   Ten Years
                --------   -----------   ----------   ---------
                  $209        $821         $1,458       $3,172



--------------------------------------------------------------------------------
                                             BERWYN CORNERSTONE FUND (CONTINUED)
26

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is long-term capital appreciation; current income is a secondary consideration. The Fund is a non-diversified, open-end management investment company. Being non-diversified means that the Fund may invest a greater portion of its net assets in the securities of individual issuers.


The Advisor is a value manager. Finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The Fund invests primarily in the equity securities of mid-capitalization companies (those that have market capitalizations of between $1 and $15 billion). However, the Fund may invest a significant portion of its net assets in the equity securities of companies with larger market capitalizations. As a result of this investment posture, the Fund will compare its performance against both the Standard & Poor's 400 MidCap Index (an index of companies with mid-size market capitalizations) and the Standard & Poor's 500 Index (an index of 500 widely-held larger capitalization stocks).

As of December 31, 2006, 53.1% of the Fund's net assets were invested in common stocks of mid-capitalization companies.


The Fund typically invests in what it believes to be undervalued equity and fixed income securities that offer potential for long-term capital appreciation. This approach can often result in selecting securities that are not in favor with most other investors.

Even though the Fund is considered non-diversified, it has adopted certain investment limitations for purposes of diversification. Two particularly significant restrictions are: (1) with respect to 50% of the market value of its total assets, the Fund will not, at the time of purchase, invest more than 5% of the value of its total assets, at market value, in the securities of any one issuer, except the securities of the U.S. government, and (2) with respect to the other 50% of the market value of its total assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer. With these two restrictions, hypothetically, the Fund could hold a portfolio with investments in as few as 14 issuers. The Advisor also uses two basic guidelines in the management of investment portfolios: (1) the initial investment in any single issuer will comprise less than 5% of the total value of the assets in a portfolio, and (2) the initial investment in any one industry will comprise less than 20% of the total value of the assets in a portfolio. Under normal conditions, the Fund intends to follow these 5% and 20% investment guidelines of the Advisor. The maximum that the Fund will invest in any industry will be 25% of the value of its total assets; this is a fundamental policy adopted by of the Fund and therefore can only be changed with shareholder approval.

EQUITY SECURITIES - The equity securities in which the Fund invests are common and preferred stocks. The Fund generally selects common stock investments based on one of three broad criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an


--------------------------------------------------------------------------------
BERWYN CORNERSTONE FUND (CONTINUED)
                                                                              27
attractive valuation to their earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations to their earnings levels.

The Advisor believes that (i) its strategy of investing in undervalued common stocks offers potential for long-term capital appreciation above that of the leading stock market indices (i.e., Dow Jones Industrial Average, S&P MidCap 400 Index and S&P 500 Index), and (ii) implementation of the guidelines of the Advisor for portfolio management together with the investment restrictions previously described will tend to moderate the risks in this investment approach.


A preferred stock is a share of stock issued by a corporation that usually has rights or preferences superior to those of common stock. Preferred stock may have a fixed dividend, and the issuer of preferred stock may have the right to redeem (call) the stock in accordance with a specified redemption price and/or date. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks the Advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering a potential for capital appreciation due to the business prospects of the issuers.


EXCHANGED TRADED FUNDS - Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund will use ETFs primarily when it wishes to invest in certain markets or segments of markets, as represented by the particular ETF, in a diversified (as to number of companies or securities) manner. The Fund may also use ETFs as temporary or defensive investments. When the Fund invests in ETFs, the Fund will pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Fund.

Because some ETFs have received an Exemptive Order from the Securities and Exchange Commission, investments in such ETFs are not subject to percentage investment limitations imposed by the 1940 Act. The Fund has signed a participation agreement with iShares Funds ("iShares"), which are ETFs sponsored by Barclays Global Investors. The agreement authorizes the Fund's investments in iShares in an amount in excess of the restrictions stated in the 1940 Act. However, the Fund will not purchase iShares if such purchase would cause the aggregate value of the Fund's investments in iShares to exceed 25% of the Fund's net assets.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including risks that: (1) the general level of securities prices may decline, thereby adversely affecting


--------------------------------------------------------------------------------
                                             BERWYN CORNERSTONE FUND (CONTINUED)
28
the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and
(4) an ETF may not track an index as well as a traditional index mutual fund. In addition, there may be a difference between the ETF's market value on the securities exchange and the ETF's net asset value.

FIXED INCOME SECURITIES - The fixed income securities in which the Fund primarily invests are corporate bonds. A corporate bond is an interest bearing debt security issued by a corporation. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem
(call) a bond before maturity.

Some of the fixed income securities in which the Fund invests may be convertible into common stocks. While the annual income paid on a fixed income security may be constant for the life of the instrument, its yield (income as a percent of current price) will reflect current interest rate levels. The price of a bond rises and falls so that its yield remains reflective of current market conditions. The price of a fixed income security usually rises when interest rates fall and usually falls when interest rates rise. If a fixed income security has a conversion feature, its price will generally rise if the price of the underlying common stock appreciates above the conversion price. If the underlying common stock trades below the conversion price, the fixed income security will generally trade based upon current interest rate levels. If a bond is subject to call and is called before maturity, the Fund may have to reinvest the proceeds at lower market rates.

The Fund invests in fixed income securities when the Advisor believes current bond market conditions offer the potential for long-term capital appreciation or during periods of stock market adversity. Certain of the Fund's investments in fixed income securities (or preferred stocks) may be convertible into common stocks. The fixed income securities may include securities within any of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), including securities with a S&P D rating, a Moody's C rating and unrated securities that are determined by the Advisor to be of equivalent quality. (See Appendix A in the Statement of Additional Information for S&P and Moody's descriptions of bond ratings.) Fixed income securities that are rated BBB (by S&P) or Baa (by Moody's) are riskier investments than debt securities rated A (by S&P or Moody's) and higher. Fixed income securities that have credit ratings lower than BBB (by S&P) or Baa (by Moody's) are commonly referred to as "junk bonds." These lower rated securities are speculative investments and investments in them are subject to more risk than an investment in a fixed income securities with a rating of BBB or Baa or higher. The ability of the issuer of a lower rated security to pay interest or repay principal in accordance with the terms of the obligation may be impacted more severely by adverse economic conditions or a business downturn than the ability of an issuer of higher rated securities. Unrated securities may or may not be considered more creditworthy than lower rated securities.


--------------------------------------------------------------------------------
BERWYN CORNERSTONE FUND (CONTINUED)
                                                                              29

TEMPORARY DEFENSIVE POSITION - Although the Fund will normally invest according to its investment objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds, ETFs and other short-term debt instruments. Investment in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

RISKS OF INVESTING IN THE FUND

Investing in any mutual fund such as the Fund involves risks, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Due to of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. Since the Fund is a non-diversified fund, an investment in the Fund may pose greater risks than an investment in a diversified fund.

When the Fund invests primarily in corporate bonds, investments in the Fund are subject to interest rate risk and call risk. Interest rate risk is the chance that bond prices will fall as interest rates rise. Call risk is the chance that during periods of falling interest rates a bond, subject to a call, may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates. If the corporate bonds in which the Fund invests are high yield, high risk bonds, there will be other risks. Issuers of high yield, high risk bonds are generally smaller, less creditworthy companies or highly leveraged companies which are generally less able than more financially stable companies to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged companies or smaller, less creditworthy companies may experience financial stress. During these periods, such companies may not have sufficient cash flows to meet their interest payment obligations. A company's ability to service its debt obligations may also be adversely affected by specific corporate developments, the company's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield, high risk bonds because such securities are unsecured and are often subordinated to other creditors of the issuer.

In addition to the risk of default, holders of high yield, high risk bonds also face the risk of greater market volatility than the holders of investment grade bonds. Changes in the general level of interest rates normally affect the market value and yields of corporate bonds. As a general rule, if the level of interest rates were to decline, these securities would increase in value and the yields would decline. Conversely, if interest rates rise, bonds decline in value and yields increase. Fluctuations in the general level of interest rates would therefore affect the value of the Fund's bond investments and the value of an investment in the Fund. The market value of high yield, high risk bonds may be


--------------------------------------------------------------------------------
                                             BERWYN CORNERSTONE FUND (CONTINUED)
30
affected not only by changing interest rates, but also by investors' perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in high yield, high risk bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield, high risk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, the prices of high yield, high risk bonds may become more volatile and these securities may experience sudden and substantial price declines.

In addition to bonds that are rated, the Fund may also invest in unrated bonds. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuers, changes in interest rates and economic and market factors. The Advisor will evaluate the creditworthiness of an unrated debt security and the issuer's ability to meet the interest and principal obligations of such security.

The following table highlights other risks associated with investing in the Fund.

--------------------------------------------------------------------------------
                                      RISKS
--------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value due to factors such as economic conditions, future expectations or investor confidence. If the value of the majority of securities held by the Fund increases in value, then the net assets of the Fund and an investment in the Fund would normally increase in value. If there is a decline in the value of a majority of the securities of the Fund, then the net assets of the Fund and an investment in the Fund would normally decline in value.
--------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER rates reflect the amount of securities that are replaced by the Fund from the beginning of the year to the end of the year. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by shareholders.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BERWYN CORNERSTONE FUND (CONTINUED)
                                                                              31

--------------------------------------------------------------------------------
MID-CAP COMPANY INVESTMENT RISK includes the general risks of investing in equity securities such as market, economic and business risk that cause their prices to fluctuate over time. Historically, securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks and the potentially greater sensitivity of such mid-cap companies to changes in, or failure of, management and to other changes in competitive, business, industry and economic conditions, including risks associated with more limited production, markets, management depth, or financial resources than larger companies.
--------------------------------------------------------------------------------

For additional information about the Fund's investment strategies, please see the Statement of Additional Information.


--------------------------------------------------------------------------------
                                             BERWYN CORNERSTONE FUND (CONTINUED)
32

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for fiscal years 2003 through 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on request by calling 1-800-992-6757. The information for the fiscal period ended December 31, 2002 was audited by another independent auditing firm.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR         YEAR         YEAR          YEAR         PERIOD
                                                ENDED        ENDED        ENDED         ENDED        ENDED
                                              12/31/06     12/31/05     12/31/04      12/31/03     12/31/02*
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    13.11   $    12.72   $    11.58    $     9.89    $     10.00
                                             ----------   ----------   ----------    ----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) ...........         0.06        (0.02)       (0.03)        (0.05)         (0.02)**
  Net Realized and Unrealized Gains
    (Losses) on Securities ...............         2.34         0.71         1.26          1.74          (0.09)**
                                             ----------   ----------   ----------    ----------    -----------
    Total Income (Loss) from
      Investment Operations ..............         2.40         0.69         1.23          1.69          (0.11)
                                             ----------   ----------   ----------    ----------    -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ...        (0.06)          --           --            --             --
  Distributions from Net Realized Gains ..        (0.65)       (0.30)       (0.09)           --             --
                                             ----------   ----------   ----------    ----------    -----------
    Total Distributions ..................        (0.71)       (0.30)       (0.09)           --             --
                                             ----------   ----------   ----------    ----------    -----------
PROCEEDS FROM REDEMPTION
  FEES COLLECTED .........................         0.00***      0.00***        --            --             --
                                             ----------   ----------   ----------    ----------    -----------
NET ASSET VALUE, END OF PERIOD ...........   $    14.80   $    13.11   $    12.72    $    11.58    $      9.89
                                             ==========   ==========   ==========    ==========    ===========
TOTAL RETURN .............................        18.28%        5.40%       10.62%        17.09%         (1.10%)##

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ..............   $7,448,448   $5,147,958   $2,319,121    $1,242,554    $   540,064

  Ratio of Total Expenses
    to Average Net Assets ................         2.85%        3.63%        5.46%        11.30%         39.09%+

  Ratio of Net Expenses
    to Average Net Assets # ..............         2.00%        2.00%        1.99%         1.89%          1.62%+

  Ratio of Net Investment Loss
    to Average Net Assets ................        (0.42%)      (1.79%)      (3.85%)      (10.07%)       (38.30%)+

  Ratio of Net Investment Income (Loss)
    to Average Net Assets # ..............         0.43%       (0.16%)      (0.38%)       (0.66%)        (0.83%)+

  Portfolio Turnover Rate ................           23%          18%           7%           27%            18%

* Represents the period from the commencement of operations (May 1, 2002) through December 31, 2002.

** Per share data was calculated using average shares outstanding for the period.

***   Amount rounds to less than $0.01 per share.

##    Not annualized

+     Annualized

#     After advisory fee waivers and expense reimbursements by the Advisor.



--------------------------------------------------------------------------------
BERWYN CORNERSTONE FUND (CONTINUED)
                                                                              33

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of The Berwyn Funds (the "Trust"), an open-end management investment company organized as a Delaware statutory trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Killen Group, Inc. (the "Advisor") is the investment advisor to each Fund. The Advisor is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, Chief Executive Officer and sole shareholder of the Advisor.


As of December 31, 2006, the Advisor managed 226 investment portfolios and had assets under management totaling approximately $565 million.


THE INVESTMENT MANAGEMENT COMMITTEE

The Advisor has an Investment Management Committee (the "Committee") of portfolio managers and analysts dedicated to managing the Funds. The Committee became responsible for managing the Funds in 2005. Prior to that time, certain individuals were designated as portfolio manager or co-portfolio manager for each Fund. The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. Committee members make decisions to buy and sell securities for the Funds as they see fit, guided by the each Fund's investment objectives and strategies.

The Committee members, who are jointly and primarily responsible for the day-to-day management of the Funds, are identified below:

LEE S. GROUT - Mr. Grout is a Vice President and Head of Research of the Advisor. He has been a Committee member since 1997. Mr. Grout's primary responsibilities within the Committee include research, trading and portfolio analysis, with emphasis on fundamental equity research. Mr. Grout joined the Advisor in 1997. He is a Chartered Financial Analyst.

EDWARD A. KILLEN II - Mr. Killen is Executive Vice President of the Advisor. He has been a Committee member since 1984. Mr. Killen's primary responsibilities within the Committee include research, trading and technical analysis, with emphasis on fixed income securities. Mr. Killen joined the Advisor in 1982. Mr. Killen has over 25 years of investment management experience.

ROBERT E. KILLEN - Mr. Killen, Chairman, Chief Executive Officer and sole shareholder of the Advisor, has been a Committee member since 1984. His primary responsibilities within the Committee include research and technical analysis, with emphasis on fundamental equity research. Mr. Killen is also President and Chairman of the Board of the Trust. Mr. Killen founded the Advisor in 1982 and has over 35 years of investment management experience.


--------------------------------------------------------------------------------
                                           BERWYN CORNERSTONE FUND (CONTINUED)
34

GEORGE CIPOLLONI III - Mr. Cipolloni is a research analyst for the Advisor. He has been a Committee member since 2003. Mr. Cipolloni's primary responsibilities within the Committee include research, trading and portfolio analysis. Mr. Cipolloni joined the Advisor in 2002, prior to which he was employed by Salomon Smith Barney as a research analyst. Mr. Cipolloni is a Chartered Financial Analyst.

RAYMOND J. MUNSCH - Mr. Munsch is President and Chief Operating Officer of the Advisor. He has been a Committee member since 1998. Mr. Munsch's primary responsibilities within the Committee include research, portfolio analysis and operations, with emphasis on administration and implementation. Mr. Munsch joined the Advisor in 1998.

Purchase and sale decisions are made by a majority of the Committee members based upon company-specific research, prospects for the company and its industry sector, and the perceived value of the company's securities. The price at which trades are executed is determined for Berwyn Fund and Berwyn Cornerstone Fund primarily by Messrs. Robert Killen, Cipolloni or Grout and for Berwyn Income Fund primarily by Messrs. Edward Killen, Cipolloni or Munsch. Actual trades may be placed by any of the Committee members, or by other employees of the Advisor at the direction of the Committee members.

The Statement of Additional Information provides additional information about the Committee members' compensation, other accounts managed by the Committee members, and the Committee members' ownership of shares of the Funds.

INVESTMENT MANAGEMENT FEES

For its investment advisory services to the Berwyn Fund, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisory fee payable to the Advisor by the Berwyn Fund is higher than that of many other mutual funds.

For its investment advisory services to the Berwyn Income Fund, the Advisor receives a fee at the annual rate of 0.50% of the Fund's average daily net assets.

For its investment advisory services to the Berwyn Cornerstone Fund, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisory fee payable to the Advisor by the Berwyn Cornerstone Fund is higher than that of many other mutual funds.

GENERAL INFORMATION REGARDING THE INVESTMENT ADVISORY CONTRACTS

Pursuant to investment advisory contracts between the Funds and the Advisor, the Advisor provides the Funds with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Funds. Each Fund is permitted to pay brokerage commissions to brokers who are affiliated with the Advisor or the Funds.


Under each investment advisory contract, the Advisor's fee will be reduced in any fiscal year by the amount necessary to limit a Fund's expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS (CONTINUED)
                                                                              35

Advisor's fee payable by the Fund) to 2.00% of the Fund's average daily net assets when the Fund's net assets are $100 million or less, or 1.50% of the Fund's average daily net assets when the Fund's net assets exceed $100 million. In addition, the contracts provide that the Advisor is not responsible for reimbursing operating expenses exceeding its advisory fee payable under the contracts. However, the Advisor presently intends to reimburse any Fund, if necessary, for operating expenses exceeding the amount of its advisory fee in order to maintain the Fund's total operating expenses at 2.00%. The Advisor may, however, discontinue any such reimbursement of these expenses at any time in its discretion.

A discussion regarding the factors considered by the Board of Trustees in its most recent approval of the Funds' investment advisory contracts, including its conclusions with respect thereto, will be available in the Trust's semi-annual report for the period ending June 30, 2007.


PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

SHAREHOLDER INFORMATION
================================================================================

Buying Shares

Shares of the Funds are sold without a sales charge. The price for a share of a Fund is the Fund's net asset value per share ("NAV"). Your order will be priced at the next NAV calculated after the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), receives your order in proper form. The Trust also has arrangements that permit certain third parties to accept orders for shares of a Fund on the Trust's behalf, so that investors can receive the NAV calculated after the order is received in proper form by the third party.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

The NAV is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) on each day the Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day's NAV. Currently, the Exchange is closed on Saturdays and Sundays and on the following holidays:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day,


--------------------------------------------------------------------------------
                                                         SHAREHOLDER INFORMATION
36

Labor Day, Thanksgiving and Christmas.

CALCULATION OF NAV

A Fund's NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Funds' securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed on an exchange are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. This most commonly would occur with a Fund's investments in junk bonds, small capitalization companies and/or illiquid securities, but may occur in other cases as well. When fair value pricing is employed, the prices of the securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Each Fund may at times invest a portion of its assets in other open-end management investment companies registered under the 1940 Act. When calculating its NAV, each Fund will use the net asset value as reported by such registered open-end management investment company. The value, as determined by such registered open-end management investment company, may be based on fair value pricing. To understand the fair value pricing process used by the registered open-end management investment companies in which the Funds invest, please consult their most current prospectus.

MINIMUM INVESTMENT REQUIREMENTS

The minimum initial investment for shares of the Funds is $3,000 per investor. This investment may be divided by a single investor among different investment accounts in a single Fund or among accounts in more than one of the Funds that total $3,000 in the aggregate. Subsequent investments must be at least $250.

For an Individual Retirement Account (IRA), the minimum initial investment is $1,000. The minimum initial investment for a spousal IRA is $250. Subsequent investments in IRA accounts must be at least $250. There are no minimum investment requirements for an investment by a pension or profit sharing plan or a custodial account established for the benefit of a minor.

The Trust has an Automatic Investment Plan under which an investor may have money transferred from the investor's checking account to the investor's account with the Fund(s). If you wish to use this plan, please contact the Transfer Agent at (800) 992-6757 for further information.


EXCHANGE OF SHARES

You may generally exchange your shares of one Fund for shares of another Fund of the Trust. The initial minimum investment requirements described above must be met with respect to an exchange.



--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION (CONTINUED)
                                                                              37

You may request an exchange by calling (800) 992-6757 between 8:30 a.m. and 5:30 p.m., Eastern time, on any business day or by writing to the Transfer Agent, Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.


You will only be permitted to exchange shares in your account for shares of one of the other Funds four times in any twelve-month period. The Trust reserves the right to amend or change the exchange privilege upon 60 days' notice to shareholders. Exchanges are subject to the redemption fee described below if the shares being exchanged were purchased within six months of the date of the exchange transaction.


REDEEMING SHARES

You may redeem your shares at any time. The shares will be redeemed at the next NAV calculated after the Transfer Agent has received the redemption request. You may redeem your shares by sending a written request, signed by the account owner(s) and stating the name of the account, the account number and the Fund name, to the Transfer Agent. If you have selected the telephone redemption option on your application, you may redeem up to $100,000 worth of shares by calling the Transfer Agent at (800) 992-6757 on any business day between the hours of 8:30 a.m. and 5:30 p.m., Eastern time. The Transfer Agent will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if reasonable procedures are followed, neither the Funds nor the Transfer Agent will be liable for any losses due to unauthorized or fraudulent telephone transactions. If the shares redeemed over a 30-day period have a value of more than $100,000, your signature must be guaranteed as set forth below. If the name(s) or address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of a Fund's net assets or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the Fund may, at its option, redeem the excess in cash or in portfolio securities selected solely by the Advisor (and valued as in computing NAV). If a redemption is made in portfolio securities, an investor selling such securities received in the redemption would probably incur brokerage charges and there can be no assurance that the prices realized by an investor upon the sale of such securities will not be less than the values used in connection with such redemption.

There are no sales charges imposed for redeeming shares. However, to discourage short term trading, the Funds charge a 1% redemption fee on shares held for less than six months. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund from which the shares were redeemed and included in its net assets for the benefit of the remaining shareholders. This fee is waived where the shares of the Fund are offered as an option in a 401(k) or other retirement program. The fee is also waived if an investor establishes a systematic withdrawal plan when opening an account or if an investor is taking a required minimum distribution from an IRA. The Trust reserves the right to waive the redemption fee in other specified circumstances.


--------------------------------------------------------------------------------
                                             SHAREHOLDER INFORMATION (CONTINUED)
38

Shareholders may buy and sell shares of the Funds through certain broker-dealers, who may charge a fee for such service. If a shareholder redeems shares through the Transfer Agent and requests that the proceeds be wired to the shareholder's financial institution, the Funds' custodian will charge the shareholder a wiring fee (currently $15).

SIGNATURE GUARANTEE REQUIREMENTS


To protect you and the Funds against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

o     If the shares  redeemed  over any 30-day  period have a value of more than
      $100,000

o     If you are changing a shareholder's name of record

o If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record

o If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 30 days

o If you are transferring redemption proceeds to another account with a different registration (name/ownership) from yours

o If you are adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account

The Funds will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitation which must be considered when requesting their guarantee. A Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

The Funds and their Transfer Agent reserve the right to require signature guarantees on all redemptions. The Funds and their Transfer Agent reserve the right to amend these standards at any time without notice.


ABUSIVE TRADING PRACTICES

The Funds have been designed as long-term investments and not for frequent or short-term trading ("market timing"). The Funds discourage frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 1% redemption fee on redemptions within 6 months of purchase and has placed a limit of four exchanges between the Funds per year. These actions, in the Board's opinion, should help reduce the risk of abusive


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION (CONTINUED)
                                                                              39
trading in the Funds. In addition, the Trust also reserves the right to reject any purchase or exchange request that it believes to be market timing or potentially disruptive in nature. The Funds may also modify any terms or conditions of purchase of shares of a Fund or withdraw all or any part of the offering made by this Prospectus.

The Funds believe that market timing activity is not in the best interests of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund's ability to maximize investment return; and potentially diluting the value of a Fund's shares. These risks can have an adverse affect on a Fund's performance.

The Funds rely on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption occurs within 6 months of a purchase and must enforce the limit on the number of exchanges permitted per year. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

DISTRIBUTIONS AND TAXES
================================================================================

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net capital gains which it distributes to shareholders. The Berwyn Fund and the Berwyn Cornerstone Fund expect most of their distributions to be in the form of capital gains and the Berwyn Income Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.


--------------------------------------------------------------------------------
                                                         DISTRIBUTIONS AND TAXES
40

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your shares in a Fund for shares of another Fund is the same as a sale.

Distributions and gains from the sale or exchange of your shares may also be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in the Funds.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds unless you:

o     Provide your correct social security or taxpayer identification number,

o     Certify that this number is correct,

o     Certify that you are not subject to backup withholding, and

o     Certify that you are a U.S. person  (including a U.S.  resident  alien).

A Fund must also withhold if the IRS instructs it to do so.

ADMINISTRATOR AND DISTRIBUTOR
================================================================================

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds' administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment, officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

Ultimus Fund Distributors, LLC (the "Distributor") serves as the distributor of the Funds. The Distributor is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 and is a wholly-owned subsidiary of Ultimus. The Funds may be offered by other broker-dealers as well.

The Statement of Additional Information has more detailed information about Ultimus, the Distributor and other service providers to the Funds.


--------------------------------------------------------------------------------
ADMINISTRATOR AND DISTRIBUTOR
                                                                              41

                      (This page intentionally left blank)


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

                                 PRIVACY POLICY
                         YOUR PRIVACY IS IMPORTANT TO US

The Trust is committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information to us, we believe that you should be aware of our policies to protect the confidentiality of that information.

We and our service providers collect non-public personal information about you from the following sources:

      o Information we receive from you on applications or other forms (examples include: name, address, Social Security number, birth date and beneficiaries.

      o Information about your transactions with us, our affiliates, or others (examples include account activity and account balances)

It is our policy not to disclose any non-public personal information about our customers or former customers to anyone except as permitted by law. The law permits us to share certain kinds of information with our affiliates, including identifying information, information about your transactions with us and information we receive from you on applications and other forms. We may also be required to share the information that we collect with government agencies and law enforcement officials, such as for tax reporting or under court order.

In addition to disclosing all the information that we collect, as described above, to any affiliates that we may have at that time, we may share such information with the following types of third parties in order to effect financial transactions and other services on your behalf.

      o     Service  providers,   such  as  fulfillment  companies,   securities
            custodians and transfer agents

      o Other individuals or entities identified by you as your agent, such as accountants or attorneys

The Trust restricts access to non-public personal information about you to those employees with a legitimate business need for the information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

Be assured that the Trust respects the privacy of the information we maintain about you. We do not share that information with anyone not involved in assisting to complete the financial transactions we perform on your behalf or in the reporting thereof. We do not sell client information.

As required by Federal law, we will notify you of our Privacy Policy annually. Although we reserve the right to modify this policy in the future, we will notify you promptly of any changes that are made.


--------------------------------------------------------------------------------
                                                                              43

FOR MORE INFORMATION
================================================================================

Additional Information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety in this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquires about the Funds, please call 800-992-6757. The Funds also make available the SAI and annual and semi-annual reports on the Funds' website at www.theberwynfunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of Prospectus or an annual or semi-annual report or make shareholder inquiries at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

You can find reports and other information about the Trust on the Securities and Exchange Commission's website (www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102 or by electronic request to the SEC's e-mail address: publicinfo@sec.gov. Information about the Trust, including the SAI, can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-202-551-8090.

                              SHAREHOLDER SERVICES

                           Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                            800-992-6757 (toll-free)

                 (Investment Company Act File Number 811-04963)

                                THE BERWYN FUNDS

                              SHAREHOLDER SERVICES
                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707
                                  800-992-6757


                                   BERWYN FUND
                               BERWYN INCOME FUND
                             BERWYN CORNERSTONE FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   MAY 1, 2007

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of The Berwyn Funds (the "Trust") dated May 1, 2007. The audited financial statements of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund for the year ended December 31, 2006, and the report thereon of Briggs, Bunting & Dougherty, LLP, the Trust's independent registered public accounting firm, included in the 2006 Annual Report of the Trust, are incorporated by reference in this SAI. The current prospectus and annual report are available without charge by writing to the Trust at the above address, by calling 800-992-6757 or on the Trust's website at www.theberwynfunds.com.

                                TABLE OF CONTENTS
                                -----------------

Berwyn Fund..................................................................  3
Berwyn Income Fund...........................................................  8
Berwyn Cornerstone Fund...................................................... 14
Investment Management Committee.............................................. 19
Trustees and Officers........................................................ 21
Portfolio Turnover........................................................... 24
Code of Ethics............................................................... 24
Proxy Voting Policy.......................................................... 24
Portfolio Holdings Disclosure Policy......................................... 24
Ownership of the Trust....................................................... 25
Share Purchases.............................................................. 26
Distributor.................................................................. 27
Redemption of Shares......................................................... 27
Calculation of Performance Data.............................................. 28
General Information.......................................................... 31
Distributions and Taxes...................................................... 32
Financial Statements......................................................... 35
Appendix A - Standard & Poor's and Moody's Bond Ratings...................... 36
Appendix B - Proxy Voting Policy & Procedures................................ 38

                                   BERWYN FUND
                                   -----------

INVESTMENT POLICIES AND RISK FACTORS
------------------------------------

This information supplements "Investment Objective, Investment Strategies and Related Risks" for the Berwyn Fund in the Trust's prospectus.

Berwyn Fund ("BF") is a no-load, non-diversified series of shares of the Trust that seeks long term capital appreciation by investing in common stocks and fixed income securities that offer potential for capital appreciation. Current income is a secondary consideration.

Under normal market conditions, BF invests at least 80% of the value of its net assets in equity securities. BF invests in equity securities that The Killen Group, Inc. (the "Advisor") considers to be selling at undervalued prices. These are stocks selling substantially below their book value or at a low valuation to present earnings or are stocks of companies believed to have, in the judgment of the Advisor, above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level. The investment approach of BF may be deemed contrarian in that it may lead BF to select stocks that are not currently in favor with other investors.


BF may invest in iShares Funds and other Exchange Traded Funds ("ETFs"). ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks. BF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BF's investments in iShares to exceed 10% of the Fund's net assets and will limit its investment in other ETFs as required by the Investment Company Act of 1940, as amended (the "1940 Act"). When BF invests in iShares Funds or other ETFs, BF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2006, BF had none of its net assets invested in ETFs.


While the portfolio of BF emphasizes common stocks, BF may also invest up to 20% of the value of its net assets in fixed income securities. The fixed income securities in which BF may invest include corporate bonds. BF selects fixed income securities that, in the judgment of the Advisor, have a potential for capital appreciation due to a decline in prevailing interest rates. Some of these fixed income securities may be convertible into common stock.


There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BF. BF may purchase fixed income securities in any rating category of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). (See Appendix A for S&P and Moody's descriptions of bond ratings.) This means that BF may invest up to 20% of the value of its net assets in high yield, high risk corporate debt securities that are commonly referred to as "junk bonds." These are corporate debt securities that are rated lower than BBB by S&P or Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal. On the whole, these lower-rated securities are considered speculative investments. As of December 31, 2006, BF had no assets invested in fixed income securities.


BF may, for temporary defensive purposes, invest all or any portion of its assets in no-load money market funds, savings accounts or certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the rating of A-l or P-1 by S&P and Moody's, respectively, repurchase agreements, U.S. Treasury bills, notes and bonds, or cash. Investment by BF in a no-load money market fund will result in BF paying a management fee and other fund expenses on the money invested in such fund in addition to the operating expenses of BF.

While BF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.


ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Fund may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries. As of December 31, 2006, BF did not have any investments in ADRs.

BF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs. BF will invest in REITs that generate income and that have, in the judgment of the Advisor, a potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Advisor, however, monitors the investment environment and BF's investments in REITs as a means of controlling exposure to these risks. As of December 31, 2006, BF had 2.0% of its net assets invested in REITs.

BF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BF and agrees with BF at the time of sale to repurchase the securities from BF at a mutually agreed upon time and price. BF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent that it invests in repurchase agreements, BF intends to invest primarily in overnight repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BF would also incur additional expenses enforcing its rights. As of December 31, 2006, BF did not have any investments in repurchase agreements.


INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions set forth below are fundamental policies of BF. Fundamental policies may not be changed without approval by vote of a majority of BF's outstanding shares. Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BF's outstanding shares are present in person or represented by proxy.

When investing its assets, BF will not:

      (1) purchase more than 10% of the outstanding voting securities of a single issuer;

      (2) invest more than 25% of the value of its total assets in any one industry;

      (3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making a loan;

      (4) buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

      (5) underwrite securities of other issuers, except as BF may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

      (6) make short sales or purchase securities on margin;

      (7) borrow money, except that BF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

      (8) invest for the purposes of exercising control or management;

      (9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

      (10) participate in a joint investment account; or

      (11) issue senior securities.

In addition, BF has adopted the following investment restrictions that are not fundamental policies:

      (1) With respect to 50% of its assets, BF will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

      (2) With respect to the other 50% of its assets, BF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

BF has also adopted other investment restrictions that are not fundamental policies. These restrictions are that: (i) BF will not invest in real estate limited partnerships or in oil, gas or other mineral leases, and (ii) BF's investments in warrants will not exceed 5% of BF's net assets. Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees, but if any of these nonfundamental restrictions are changed, BF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------

The Killen Group, Inc. is the investment advisor to BF. Robert E. Killen is Chairman, Chief Executive Officer, sole shareholder and a Director of the Advisor. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BF with investment management services. Under a Contract for Investment Advisory Services between the Trust, on behalf of BF, and the Advisor (the "Contract") dated April 28, 1999, the Advisor provides BF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BF's portfolio. In addition, employees of the Advisor oversee and coordinate BF's other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. BF may terminate the Contract on sixty days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BF. The Advisor may terminate the Contract on sixty days' written notice to BF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 1.00% of the average daily net assets of BF. The fee is computed daily by multiplying the net assets for a day by 1.00% and dividing the result by 365. At the end of each month, the daily fees are added and the resulting sum is paid to the Advisor.

BF paid the Advisor investment advisory fees of $1,774,516, $1,102,076 and $667,361 with respect to the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

EXPENSE LIMITATION
------------------

The Contract provides that the Advisor's fee payable by BF will be reduced in any fiscal year by the amount necessary to limit BF's expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Advisor's fee payable by BF) to 2.00% of the average daily net assets of BF when BF's net assets are $100 million or less, and 1.50% of the average daily net assets of BF when BF's net assets exceed $100 million. The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BF under the Contract. During the fiscal year ended December 31, 2006, BF's ratio of operating expenses to average net assets was 1.26%.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BF's portfolio decisions and placing orders for the purchase and sale of BF's portfolio securities. In executing such transactions, the Advisor seeks to obtain the best net results for BF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities and capabilities of the firm involved. While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BF. These services may include economic studies, industry studies, security analyses or reports and statistical services furnished either directly to BF or to the Advisor. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.


BF paid total brokerage commissions of $313,847, $271,594 and $210,178 during the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker. Berwyn Financial Services Corp. ("Berwyn Financial") is an affiliated broker that BF may utilize to execute portfolio transactions. Berwyn Financial is affiliated with BF because certain officers and a Trustee of the Trust and certain Directors and officers of the Advisor are officers, Directors and shareholders of Berwyn Financial. During the fiscal years ended December 31, 2006, 2005 and 2004, BF paid brokerage commissions of $95,670, $157,931 and $143,367, respectively, to Berwyn Financial. During the fiscal year ended December 31, 2006, Berwyn Financial received 30.5% of BF's aggregate brokerage commissions for effecting 31.3% of the aggregate dollar amount of transactions involving brokerage commissions.

                               BERWYN INCOME FUND
                               ------------------

INVESTMENT POLICIES AND RISK FACTORS
------------------------------------

This information supplements "Investment Objectives, Investment Strategies and Related Risks" for the Berwyn Income Fund in the Trust's prospectus.

Berwyn Income Fund ("BIF") is a no-load, diversified series of shares of the Trust that seeks to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable risks. To achieve its objective, BIF invests in investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities, high yield, high risk corporate debt securities (also known as "junk bonds"), unrated corporate debt securities, asset-backed securities, municipal bonds, and preferred and common stocks of primarily domestic issuers. The Advisor determines the percentage of each category of securities to purchase and hold based upon the prevailing economic and market conditions. This means that BIF could invest up to 100% of its net assets in high yield, high risk corporate debt securities. However, BIF will not make an investment in common stocks if such investment would cause the aggregate value of the common stocks in BIF's portfolio to exceed 30% of the value of BIF's net assets.


There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BIF. BIF may purchase fixed income securities in any rating category of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). (See Appendix A for S&P and Moody's descriptions of bond ratings.) Securities rated BBB or higher by Standard & Poor's Rating Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") are considered investment grade corporate debt securities. Securities rated lower than BBB or Baa by these services are considered high yield, high risk securities ("junk bonds"). These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal. On the whole, these lower-rated securities are considered speculative investments. As of December 31, 2006, 28.9% of BIF's net assets were invested in corporate debt securities rated below investment grade.


BIF may invest in fixed income securities that are not rated. BIF will invest only in unrated securities that have a creditworthiness, in the opinion of the Advisor, that is equal to or better than the creditworthiness of fixed income securities with an S&P rating of CC or a Moody's rating of Caa.

BIF may also purchase certain securities that have not been registered with the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act. There are risks associated with investing in such "Rule 144A" securities. The securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Although Rule 144A securities may be resold in negotiated transactions, the price realized from these sales could be less than the price originally paid by BIF or less than what may be considered the fair value of such securities. Furthermore, if such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, BIF may be required to bear the expense of registration. In an effort to minimize the risks associated with these securities, BIF will purchase only Rule 144A securities of U.S. companies that have publicly traded securities outstanding, have been in business a minimum of five years, and have a market capitalization of at least $100 million. Finally, BIF will purchase Rule 144A securities only in situations where the Advisor has a reasonable expectation that the securities will be registered with the SEC within six months.

In addition to corporate debt securities, BIF may invest in the securities issued or guaranteed by the U.S. Government and its agencies, asset-backed and mortgage-backed securities and municipal bonds and in preferred and common stocks. The securities of the U.S. Government in which BIF may invest include U.S. Treasury bonds and notes and debt securities, including mortgage-backed securities, issued by U.S. Government agencies or by instrumentalities of the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. Government. Securities issued by U.S. Government agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look to the specific issuing agency or instrumentality for repayment.

Asset-backed securities are debt securities that represent partial ownership interests in pools of consumer or commercial loans, such as motor vehicle installment sales contracts, credit card receivables or trade receivables. Asset-backed securities are generally issued by special purpose entities, but their ultimate value is dependent upon the repayment of the underlying borrowers.

Mortgage-backed securities are debt securities that represent ownership in large, diversified pools of mortgage loans. The pools generally contain mortgages of similar rates and terms and are structured as pass-throughs, meaning the monthly payments of principal and interest from the underlying mortgage loans are passed through to the investor. Most mortgage-backed securities are issued by and/or guaranteed by Government National Mortgage Association (Ginnie Mae), which is an agency of the U.S. government, or by government sponsored enterprises, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac). Mortgage-backed securities may also be issued by private entities and backed by either residential or commercial mortgages.

Municipal bonds are interest bearing securities issued by state and local governments to support their financial needs or to finance public projects. The interest on municipal bonds is exempt from federal income taxes and, in some cases, from state and local taxes. As a result of this tax-exempt feature, municipal bonds generally yield less than corporate bonds of comparable maturity and credit quality.

Asset-backed and mortgage-backed securities are subject to prepayment risk, which is the risk that the loans that form the pools will be paid prior to maturity. This risk makes it difficult to predict the actual life of the security. During periods of falling interest rates, prepayments may accelerate, subjecting BIF to the risk of reinvesting the proceeds at lower interest rates. During periods of rising interest rates, the prices of asset-backed and mortgage-backed securities may decline due to a slowdown in prepayments and subsequent lengthening of maturities. Although generally rated investment grade, these securities could become illiquid or experience losses if borrowers default or if guarantors or insurers default.

Municipal bonds, like most other debt securities, are subject to interest rate risk, call risk and credit risk. During periods of rising interest rates, the prices of municipal bonds will likely decline. Should interest rates decline, many municipal bonds are subject to call risk, meaning they may be retired prior to their final maturity and BIF would have to reinvest the proceeds at lower interest rates. Municipal bonds are also subject to credit risk, the risk that the issuer will default and not be able to pay interest on the principal. In some instances, the payment of interest, and principal on a bond issue is tied directly to a particular project's revenues. In such cases, the credit risk may be greater than that of the governmental entity issuing the bonds. In addition to the above risks, municipal bonds may be subject to illiquidity risks in that many municipal bond offerings are relatively small in size and, as a result of the special local nature of the bond issue, have limited interest among investors.

BIF may invest in preferred stocks that, in the opinion of the Advisor, are offering an above average yield in comparison to preferred stocks of the same quality or in preferred stocks offering a potential for capital appreciation. BIF may also purchase preferred stocks that are restricted securities subject to the limitations under Rule 144A, as described above.

BIF will invest in common stocks that it considers to be selling at undervalued prices. The investment approach of BIF may be deemed "contrarian" in its selection of common stocks due to the fact that this approach may lead BIF to select stocks not currently in favor with other investors. BIF will only purchase common stocks if they pay cash dividends. BIF will not purchase a common stock if it would cause the aggregate value of the common stocks owned by BIF to exceed 30% of its net assets.


BIF may invest in iShares Funds and other Exchange Traded Funds ("ETFs"). ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks. BIF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BIF's investments in iShares Funds to exceed 15% of BIF's net assets and will limit its investment in other ETFs as required by the 1940 Act. When BIF invests in iShares Funds or other ETFs, BIF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2006, BIF had none of its net assets invested in ETFs.

BIF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, mortgages and construction loans. BIF may invest in common stocks, preferred stocks and bonds issued by REITs. However, BIF intends to limit its investments in REITs to no more than 15% of the value of its net assets. As of December 31, 2006, BIF had 2.5% of its net assets invested in the securities of REITs.


BIF may, for temporary defensive purposes, invest all or any portion of its assets in no-load money market funds, savings accounts or certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the rating of A-1 or P-1 by S&P and Moody's, respectively, repurchase agreements, or cash. Investment by BIF in a no-load money market fund will result in BIF paying a management fee and other fund expenses on the money invested in such fund in addition to the operating expenses of BIF.

While BIF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.


ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Fund may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries. As of December 31, 2006, BIF had 1.1% of its net assets invested in ADRs.

BIF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BIF and agrees with BIF at the time of sale to repurchase the securities from BIF at a mutually agreed upon time and price. BIF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent that it invests in repurchase agreements, BIF intends to invest primarily in overnight repurchase agreements. In the event of bankruptcy of the seller of a repurchase agreement or the failure of the seller to repurchase the underlying securities as agreed upon, BIF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BIF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BIF would also incur additional expenses enforcing its rights. As of December 31, 2006, BIF did not have any investments in repurchase agreements.

INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions set forth below are fundamental policies of BIF. Fundamental policies may not be changed without approval by vote of a majority of BIF's outstanding shares. Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BIF's outstanding shares, or (b) at least 67% of the shares present or represented by proxy at a meeting of shareholders provided that the holders of more than 50% of BIF's outstanding shares are present in person or represented by proxy.

When investing its assets, BIF will not:

(1) invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, debt or preferred stock of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

(2) invest more than 25% of the value of its total assets in the securities of issuers in any one industry;

(3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be the making of a loan;

(4) buy or sell real estate and real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5) underwrite securities of other issuers, except as BIF may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6) make short sales or purchase securities on margin;

(7) borrow money, except that BIF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8) invest for the purposes of exercising control or management;

(9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public, except that BIF will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act);

(10) participate in a joint investment account; or

(11) issue senior securities.

BIF has also adopted certain investment restrictions that are not fundamental policies. These restrictions are that: (i) BIF will not invest in real estate limited partnerships or oil, gas or other mineral leases, and (ii) BIF's investments in warrants will not exceed 5% of BIF's net assets. Restrictions that are not fundamental policies may be changed by a vote of the majority of the Board of Trustees, but if any of these non-fundamental restrictions are changed, BIF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------

The Killen Group, Inc. is the investment advisor to BIF. Robert E. Killen is Chairman, Chief Executive Officer, sole shareholder and a Director of the Advisor. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BIF with investment management services. Under a Contract for Investment Advisory Services between the Trust, on behalf of BIF, and the Advisor (the "Contract") dated April 28, 1999, the Advisor provides BIF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BIF's portfolio. In addition, employees of the Advisor oversee and coordinate BIF's other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BIF may terminate the Contract on sixty days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BIF. The Advisor may terminate the Contract on sixty days' written notice to BIF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BIF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 0.50% of the average daily net assets of the BIF. The fee is computed daily by multiplying the net assets for a day by 0.50% and dividing the result by 365. At the end of each month, the daily fees are added and the sum is paid to the Advisor.


BIF paid the Advisor investment advisory fees of $1,134,244, $1,161,817 and $834,532 with respect to the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

EXPENSE LIMITATION
------------------

The Contract provides that the Advisor's fee payable by BIF will be reduced in any fiscal year by the amount necessary to limit BIF's expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Advisor's fee payable by BIF) to 2.00% of the average daily net assets of BIF when BIF's net assets are $100 million or less, or 1.50% of average daily net assets when BIF's net assets exceed $100 million. The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BIF under the Contract. During the fiscal year ended December 31, 2006, BIF's ratio of operating expenses to average net assets was 0.73%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BIF's portfolio decisions and placing orders for the purchase and sale of BIF's portfolio securities. In executing such transactions, the Advisor will seek to obtain the best net results for BIF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BIF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BIF. These services may include economic studies, industry studies, security analysis or reports and statistical services furnished either directly to BIF or to the Advisor. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.


BIF paid total brokerage commissions of $84,371, $166,186 and $120,333 during the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker. Berwyn Financial Services Corp. ("Berwyn Financial") is an affiliated broker that BIF may utilize to execute portfolio transactions. Berwyn Financial is affiliated with BIF because certain officers and a Trustee of the Trust and certain Directors and officers of the Advisor are officers, Directors and shareholders of Berwyn Financial. During the fiscal years ended December 31, 2006, 2005 and 2004, BIF paid brokerage commissions of $33,680, $144,738 and $117,031, respectively, to Berwyn Financial. During the fiscal year ended December 31, 2006, Berwyn Financial received 39.9% of BIF's aggregate brokerage commissions for effecting 44.0% of the aggregate dollar amount of transactions involving brokerage commissions.


                             BERWYN CORNERSTONE FUND
                             -----------------------

INVESTMENT POLICIES AND RISK FACTORS
------------------------------------

This information supplements "Investment Objective, Investment Strategies and Related Risks" for the Berwyn Cornerstone Fund in the Trust's prospectus.

Berwyn Cornerstone Fund ("BCF") is a no-load, non-diversified series of shares of the Trust that seeks long-term capital appreciation by investing in equity and fixed income securities that offer potential for capital appreciation. Current income is a secondary consideration.

The Advisor determines the percentage of the Fund's net assets to be invested in each type of security based upon the Advisor's view of prevailing economic and market conditions. BCF primarily invests in U.S. common stocks the Advisor considers to be selling at undervalued prices. These are stocks selling substantially below their book value or at a low valuation to present earnings or are stocks of companies, in the judgment of the Advisor, to have above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level. The investment approach of BCF may be deemed contrarian in that it may lead BCF to select securities that are not currently in favor with other investors.

BCF may invest in iShares Funds and other Exchange Traded Funds ("ETFs"). ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks. BCF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BCF's investments in iShares Funds to exceed 25% of BCF's net assets and will limit its investment in other ETFs as required by the 1940 Act. When BCF invests in iShares Funds or other ETFs, BCF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2006, BCF had 8.2% of its net assets invested in ETFs.


The fixed income securities in which BCF may invest include corporate bonds. Some of these fixed income securities may be convertible into common stocks. BCF selects fixed income securities that, in the judgment of the Advisor, have a potential for capital appreciation due to a decline in prevailing interest rates.


There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BCF. BCF may purchase fixed income securities in any rating category of S&P or Moody's. (See Appendix A for S&P and Moody's descriptions of bond ratings.) This means that BCF may invest up to 20% of the value of its net assets in high yield, high-risk corporate debt securities that are commonly referred to as "junk bonds." These are corporate debt securities that are rated lower than BBB by S&P or Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal. On the whole, these lower-rated securities are considered speculative investments. As of December 31, 2006, BCF did not have any investments in fixed income securities.


BCF may, for temporary defensive purposes, invest all or a portion of its assets in no-load money market funds, savings accounts or certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the rating of A-l or P-1 by S&P and Moody's, respectively, repurchase agreements, U.S. Treasury bills, notes and bonds, or cash. Investment by BCF in a no-load money market fund will result in BCF paying a management fee and other fund expenses on the money invested in such fund in addition to the operating expenses of BCF.

While BCF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.


ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Fund may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries. As of December 31, 2006, BCF did not have any investments in ADRs

BCF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BCF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs. BCF will invest in REITs that generate income and that have, in the judgment of the Advisor, potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Advisor, however, monitors the investment environment and BCF's investments in REITs as a means of controlling the exposure to these risks. As of December 31, 2006, BCF did not have any investments in REITs.

BCF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BCF and agrees with BCF at the time of sale to repurchase the securities from BCF at a mutually agreed upon time and price. BCF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent it invests in repurchase agreements, BCF intends to invest primarily in overnight repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BCF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BCF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BCF would also incur additional expenses enforcing its rights. As of December 31, 2006, BCF did not have any investments in repurchase agreements.

INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions set forth below are fundamental policies of BCF. Fundamental policies may not be changed without approval by vote of a majority of BCF's outstanding shares. Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BCF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BCF's outstanding shares are present in person or represented by proxy.

When investing its assets, BCF will not:

            (1) purchase more than 10% of the outstanding voting securities of a single issuer;

            (2) invest more than 25% of the value of its total assets in any one industry;

            (3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making of a loan;

            (4)  buy  or  sell  real  estate,   real  estate   mortgage   loans,
            commodities, commodity futures contracts, puts, calls and straddles;

            (5) underwrite securities of other issuers, except as BCF may be deemed to be an underwriter under the Securities Act of 1933, as amended in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

            (6) make short sales or purchase securities on margin;

            (7) borrow money, except that BCF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

            (8) invest for the purposes of exercising control or management;

            (9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

            (10) participate in a joint investment account; or

            (11) issue senior securities.

In addition, BCF has adopted the following investment restrictions that are not fundamental policies:

            (1) With respect to 50% of its assets, BCF will not at time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

            (2) With respect to the other 50% of its assets, BCF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

BCF has also adopted other investment restrictions that are not fundamental policies. These restrictions are that: (i) BCF will not invest in real estate limited partnerships or in oil, gas or other mineral leases, and (ii) BCF's investments in warrants will not exceed 5% of BCF's net assets. Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees. But if any of these nonfundamental restrictions are changed, BCF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------

The Killen Group, Inc. is the investment advisor to BCF. Robert E. Killen is Chairman, Chief Executive Officer, sole shareholder and a Director of the Advisor. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BCF with investment management services. Under a Contract for Investment Advisory Services between the Trust, on behalf of BCF, and the Advisor (the "Contract") dated February 5, 2002, the Advisor provides BCF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BCF's portfolio. In addition, employees of the Advisor oversee and coordinate BCF's other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BCF may terminate the Contract on 60 days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BCF. The Advisor may terminate the Contract on 60 days' written notice to BCF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BCF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 1.00% of the average daily net assets of BCF. The fee is computed daily by multiplying the net assets for a day by 1.00% and dividing the result by 365. At the end of each month, the daily fees are added and the resulting sum is paid to the Advisor.


During the fiscal year ended December 31, 2006, BCF paid the Advisor $9,439 of investment advisory fees (which was net of fee waivers of $53,700). The Advisor waived all of its advisory fees due from BCF with respect to the fiscal years ended December 31, 2005 and 2004.

EXPENSE LIMITATION
------------------

The Contract provides that the Advisor's fee payable by BCF will be reduced in any fiscal year by the amount necessary to limit BCF's expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Advisor's fee payable by BCF) to 2.00% of the average daily net assets of BCF when BCF's net assets are $100 million or less, or 1.50% of average daily net assets when BCF's net assets exceed $100 million. The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BCF under the Contract. The Advisor may discontinue payment of BCF's expenses at any time. During the fiscal year ended December 31, 2006, BCF's ratio of operating expenses to average net assets was 2.00%; absent fee waivers by the Advisor, such ratio would have been 2.85%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BCF's portfolio decisions and placing orders for the purchase and sale of BCF's portfolio securities. In executing such transactions, the Advisor seeks to obtain the best net results for BCF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BCF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BCF. These services may include economic studies, industry studies, security analysis or reports and statistical services furnished either directly to BCF or to the Advisor. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.


The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker. Berwyn Financial Services Corp. ("Berwyn Financial") is an affiliated broker that BCF may utilize to execute portfolio transactions. Berwyn Financial is affiliated with BCF because certain officers and a Trustee of the Trust and certain Directors and officers of the Advisor are officers, Directors and shareholders of Berwyn Financial. During the fiscal years ended December 31, 2006, 2005 and 2004, BCF paid brokerage commissions of $8,928, $14,569 and $3,685, respectively, to Berwyn Financial. These brokerage commissions represented 100% of the commissions paid by BCF.


                         INVESTMENT MANAGEMENT COMMITTEE
                         -------------------------------

Each  Fund's  portfolio  is  managed  by  an  Investment   Management  Committee
consisting of Lee S. Grout, Edward A. Killen II, Robert E. Killen, George Cipolloni III and Raymond J. Munsch.

OTHER ACCOUNTS MANAGED

The members of the Investment Management Committee are also responsible for the day-to-day management of other accounts, as indicated by the following table.

Other Accounts Managed (as of December 31, 2006):

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Total Assets of
                                                    Total Number                       Number of Accounts     Accounts with
    Name of Investment                               of Accounts  Total Assets of    Managed with Advisory Advisory Fee Based
Management Committee Member     Type of Accounts       Managed   Accounts Managed Fee Based on Performance   on Performance
-----------------------------------------------------------------------------------------------------------------------------
Lee S. Grout                Registered Investment
                            Companies:                     4       $398 million               0                     0
                            Other Pooled Investment
                            Vehicles:                      2       $ 7 million                1                $4 million
                            Other Accounts:               220      $160 million               0                     0
-----------------------------------------------------------------------------------------------------------------------------
Edward A. Killen II         Registered Investment
                            Companies:                     4       $398 million               0                     0
                            Other Pooled Investment
                            Vehicles:                      2       $ 7 million                1                $4 million
                            Other Accounts:               220      $160 million               0                     0
-----------------------------------------------------------------------------------------------------------------------------
Robert E. Killen            Registered Investment
                            Companies:                     4       $398 million               0                     0
                            Other Pooled Investment
                            Vehicles:                      2       $ 7 million                1                $4 million
                            Other Accounts:               220      $160 million               0                     0
-----------------------------------------------------------------------------------------------------------------------------
George Cipolloni III        Registered Investment
                            Companies:                     4       $398 million               0                     0
                            Other Pooled Investment
                            Vehicles:                      2       $ 7 million                1                $4 million
                            Other Accounts:               220      $160 million               0                     0
-----------------------------------------------------------------------------------------------------------------------------
Raymond J. Munsch           Registered Investment
                            Companies:                     4       $398 million               0                     0
                            Other Pooled Investment
                            Vehicles:                      2       $ 7 million                1                $4 million
                            Other Accounts:               220      $160 million               0                     0
-----------------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing plans and pooled investment vehicles, some of which have investment objectives similar to the Funds' investment objectives. Therefore, certain conflicts of interest exist as a result of the Investment Management Committee members managing the Funds and managing the other accounts noted above.

There will be times when an Investment Management Committee member may recommend purchases and/or sales of the same portfolio securities for one or more of the Funds and/or the Advisor's other clients. Simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold and there may also exist certain conflicts of interest with respect to allocation of the Investment Management Committee's time and resources. To address any existing or potential conflicts of interest, the Advisor has adopted certain policies and procedures. Such policies require the Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. These policies are designed to ensure equitable treatment of all accounts and to protect the Funds from disparate treatment due to any conflicts of interest. In addition, procedures are in place to monitor personal trading by the Investment Management Committee members to ensure that the interests of the Advisor's clients come first.

COMPENSATION

Compensation of Investment Management Committee members includes a fixed cash salary plus a cash profit sharing bonus. The amount of the profit sharing bonus received by each Committee member is determined pursuant to a formula established by the Advisor that takes into consideration the person's salary, years of employment and management's evaluation of the Committee member's performance. The amount of the profit sharing contribution is also based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Fund assets. The Advisor also offers a 401(k) plan whereby the Committee members, as well as all employees of the Advisor, may elect to contribute up to the legal limit and the Advisor will match any contribution up to a fixed percentage.

OWNERSHIP OF FUND SHARES


The following table indicates the dollar range of securities of each Fund beneficially owned by the Investment Management Committee members as of December 31, 2006.

------------------------------------------------------------------------------------------
          Name of                                              Dollar Value of Fund Shares
Investment Committee Member   Fund Shares Beneficially Owned        Beneficially Owned
------------------------------------------------------------------------------------------
Lee S. Grout                  Berwyn Fund                           $100,001- $500,000
                              Berwyn Income Fund                    $50,001 - $100,000
                              Berwyn Cornerstone Fund                 $10,001-$50,000
------------------------------------------------------------------------------------------
Edward A. Killen II           Berwyn Fund                           $500,001-$1,000,000
                              Berwyn Income Fund                      Over $1,000,000
                              Berwyn Cornerstone Fund                $100,001-$500,000
------------------------------------------------------------------------------------------
Robert E. Killen              Berwyn Fund                             Over $1,000,000
                              Berwyn Income Fund                      Over $1,000,000
                              Berwyn Cornerstone Fund               $500,001-$1,000,000
------------------------------------------------------------------------------------------
George Cipolloni III          Berwyn Fund                             $10,001-$50,000
                              Berwyn Income Fund                      $10,001-$50,000
                              Berwyn Cornerstone Fund                 $10,001-$50,000
------------------------------------------------------------------------------------------
Raymond J. Munsch             Berwyn Fund                            $50,001-$100,000
                              Berwyn Income Fund                      $10,001-$50,000
                              Berwyn Cornerstone Fund                 $10,001-$50,000
------------------------------------------------------------------------------------------


                              TRUSTEES AND OFFICERS
                              ---------------------

The Board of Trustees oversees the management of the business of the Trust and the Funds. The Trust has three Funds -- Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund. Under the Declaration of Trust, each Trustee serves during the lifetime of the Trust until he or she resigns, dies or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board of Trustees sets broad policies for the Trust and has responsibility for supervision of its operations. The daily operations of the Trust are administered by employees of the Advisor under the Board's supervision.


The Board has an Audit Committee, but does not have a standing nomination or compensation committee. The members of the Audit Committee are Denis P. Conlon and Deborah D. Dorsi, the Independent Trustees on the Board. The Audit Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of the financial statements of the Funds, and selecting the Trust's independent registered public accounting firm. The Audit Committee held one meeting during 2006.

The Trustees and executive officers of the Trust, their ages, their principal occupations for the past five years and the aggregate dollar range of shares owned in the Funds are listed below:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Aggregate Dollar
                                                                                            Range of Shares
                                                                                            Owned in Berwyn
                                                                                             Fund, Berwyn
                                                                                            Income Fund and         Number of
                                          Principal Occupation for the Past               Berwyn Cornerstone      Portfolios in
                                            Five Years and Directorships                        Fund as           Fund Complex
Name, Age, Position and Address                  of Public Companies                        of 12/31/06(1)     Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Killen(2)             President and Chairman of the Board of the Trust and     Over $100,000    BF            3
(age 66)                        its predecessors since inception (February 1983).        Over $100,000    BIF
President and Trustee           Director of Westmoreland Coal Co. (a mining company)     Over $100,000    BCF
1199 Lancaster Ave.             since July 1996.  Director, officer and shareholder of
Berwyn, PA 19312                Berwyn Financial Services Corp. (financial services
                                company and registered broker-dealer) since October
                                1991.  Chairman, Chief Executive Officer and sole
                                shareholder of the Advisor since September 1982.
                                General Partner of Focus Limited Partners (a private
                                investment partnership).  President, Director and sole
                                shareholder of Berwyn Management Co. (a private
                                investment advisory firm).  General Partner of Berwyn
                                Enterprises and Berwyn Enterprises, II (real estate
                                partnerships).
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Denis P. Conlon                 Trustee of the Trust and its predecessors since June     Over $100,000    BF            3
(age 59)                        1992.                                                    $10,001-$50,000  BIF
Trustee                         President and Chief Executive Officer of CRC Industries  $10,001-$50,000  BCF
1199 Lancaster Ave.             (a worldwide manufacturer) since 1996.
Berwyn, PA 19312
------------------------------------------------------------------------------------------------------------------------------------
Deborah D. Dorsi                Trustee of the Trust and its predecessors since April    Over $100,000    BF            3
(age 51)                        1998.                                                    $10,001-$50,000  BIF
Trustee                         Retired computer industry executive.                     $50,001-$100,000 BCF
1199 Lancaster Ave.
Berwyn, PA 19312
------------------------------------------------------------------------------------------------------------------------------------
Executive Officers
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Ryan (2)               Vice President of the Trust since January 2005 and Chief Over $100,000    BF
(age 59)                        Compliance Officer of the Trust since October 2004.      Over $100,000    BIF
Vice President/Chief Compliance Served as a Director and/or officer of the Trust and its Over $100,000    BCF
Officer                         predecessors since 1983.  President, Treasurer, Director
1189 Lancaster Ave.             and shareholder of Berwyn Financial Services Corp. since
Berwyn, PA 19312                October 1991.  Legal counsel to the Advisor since
                                September 1985.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey                Managing Director of Ultimus Fund Solutions, LLC
(age 50)                        (registered transfer agent) and Ultimus Fund
Vice President                  Distributors, LLC (registered broker-dealer).
225 Pictoria Drive Suite 450
Cincinnati, OH 45246
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                   Managing Director of Ultimus Fund Solutions, LLC and
(age 45)                        Ultimus Fund Distributors, LLC.
Treasurer
225 Pictoria Drive Suite 450
Cincinnati, OH 45246
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain                  Managing Director of Ultimus Fund Solutions, LLC and
(age 50)                        Ultimus Fund Distributors, LLC.
Secretary
225 Pictoria Drive Suite 450
Cincinnati, OH 45246
------------------------------------------------------------------------------------------------------------------------------------

(1) The value of shares listed for Mr. Killen includes shares owned by his wife, companies in which he is the majority shareholder and Partnerships of which he is General Partner. The value of shares listed for Ms. Dorsi includes shares owned by her husband. The value of shares listed for Mr. Ryan includes shares owned by partnerships of which he is a General Partner, a corporation in which he is a majority shareholder, and by members of his family.

(2) Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust as defined in the 1940 Act. Robert E. Killen is an officer, Director and sole shareholder of the Advisor. He is also a Director and officer of Berwyn Financial Services Corp., an affiliated broker-dealer, and owns one-third of its outstanding shares. Edward A. Killen II is an officer and Director of the Advisor. He is also an officer, Director and owner of one-third of the outstanding shares of Berwyn Financial Services Corp. Kevin M. Ryan is legal counsel to the Advisor and an officer, Director and owner of one-third of the outstanding shares of Berwyn Financial Services Corp. Robert E. Killen and Edward A. Killen II are brothers and Kevin M. Ryan is brother-in-law to both.

Mr. Conlon and Ms. Dorsi are the Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). They are paid a fee of $1,200 for each Board or Committee meeting attended and a quarterly retainer of $1,500. If Board and Committee meetings are held on the same day, the Independent Trustees receive only one $1,200 fee for all meetings on that day. The Trust has not adopted a pension or retirement plan or any other plan that would afford benefits to the Trust. Ms. Dorsi and Mr. Conlon each received fees of $13,200 during the fiscal year ended December 31, 2006.


Officers of the Trust are not paid any compensation by the Trust for their work as officers. No fees are paid by the Trust to the Trustees who are not Independent Trustees for the performance of their duties.


Ms. Dorsi, an Independent Trustee, has an immediate family member that has entered into a Non-Discretionary Investment Management Agreement with the Advisor. Under the Agreement, the Advisor received less than $12,000 during 2006. Ms. Dorsi does not receive any form of compensation or benefit as a result of this arrangement.

                               PORTFOLIO TURNOVER
                               ------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Distributions and Taxes." The Advisor anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.


Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2006, 2005 and 2004, BF's portfolio turnover rate was 38%, 31% and 23%, respectively; BIF's portfolio turnover rate was 31%, 49% and 48%, respectively; and BCF's portfolio turnover rate was 23%, 18% and 7%, respectively.


                                 CODE OF ETHICS
                                 --------------

The Trust, the Advisor and Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter, have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, and to trade securities held by the Trust, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Advisor and the Distributor are on public file with, and are available from, the Securities and Exchange Commission. Copies of the Code may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending a request to the following e-mail address: publicinfo@sec.gov.

                              PROXY VOTING POLICIES
                              ---------------------

The Trust and the Advisor have adopted policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policy & Procedures of the Trust and the Advisor are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 800-992-6757, on the Fund's website at www.theberwynfunds.com, or on the SEC's website at http://www.sec.gov.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY
                      ------------------------------------

The Board of Trustees of the Trust has adopted the following policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

o Public disclosure regarding the portfolio securities held by each Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

o Information regarding portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of a Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

o These policies relating to disclosure of a Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Advisor or to other service providers, including but not limited to the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom a Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

o Neither the Advisor nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

                             OWNERSHIP OF THE TRUST
                             ----------------------


BERWYN FUND
-----------

As of March 14, 2007, there were 4,943,455 shares of BF outstanding. As of that date, National Financial Services LLC ("National Financial"), One World Financial Center, New York, New York 10281, was the record owner of 31.4% of BF's outstanding shares. Although National Financial is the record owner of more than 25% of the outstanding shares, it cannot be considered to control BF since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares. As of March 14, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, was the record owner of 10.6% of BF's outstanding shares and LPL Financial Services, San Diego, California 92150, was the record owner of 9.9% of BF's outstanding shares. The records of BF do not indicate that any other person owns of record or beneficially more than 5% of BF's outstanding shares. As of March 14, 2007, Trustees and officers of the Trust, as a group, owned beneficially and of record 273,520 shares (excluding shares held by The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan), which constituted 5.53% of the outstanding shares of BF.

BERWYN INCOME
-------------

As of March 14, 2007, there were 18,724,334 shares of BIF outstanding. As of that date, Charles Schwab & Co., Inc. ("Charles Schwab") was the record owner of 31.2% of BIF's outstanding shares. Although Charles Schwab is record owner of more than 25% of the outstanding shares, it cannot be considered to control BIF since Charles Schwab holds the shares in nominee name for its customers and it does not have the power to vote or sell the shares. As of March 14, 2007, National Financial Services LLC, One World Financial Center, New York, New York, was the record owner of 20.6% of BIF's outstanding shares; Linsco/Private Ledger, San Diego California 92150, was the record owner of 5.3% of BIF's outstanding shares; and National Investor Services Corp., 55 Water Street, New York, New York 10041, was the record owner of 5.5% of BIF's outstanding shares. The records of BIF do not indicate that any other person owns of record or beneficially more than 5% of BIF's outstanding shares. As of March 14, 2007, Trustees and officers of the Trust, as a group, owned beneficially and of record less than 1% of BIF's outstanding shares.

BERWYN CORNERSTONE FUND
-----------------------

As of March 14, 2007, there were 508,287 shares of BCF outstanding. As of that date, National Financial Services LLC ("National Financial") was the record owner of 61.3% of BCF's outstanding shares. Although National Financial is the record owner of more than 25% of BCF's outstanding shares, it cannot be considered to control BCF since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares. As of March 14, 2007, The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan in the aggregate were the record owners of 9.8% of BCF's outstanding shares. The records of BCF do not indicate that any other person owns of record or beneficially more than 5% of BCF's outstanding shares. As of March 14, 2007, Trustees and officers of the Trust, as a group, owned beneficially and of record 71,792 shares of BCF (excluding shares held by The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan), which constituted 14.12% of the outstanding shares of BCF.


                                 SHARE PURCHASES
                                 ---------------

The Trust offers shares of the Funds to the public on a continuous basis. The Trust does not impose a sales charge (load) on the purchase of shares of the Funds. The offering price of shares of a Fund is the net asset value per share next determined after receipt by the Transfer Agent or a broker authorized by the Trust to receive orders for the purchase of shares.

The net asset value per share of each Fund is determined by dividing the total value of the investments of the Fund plus other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange"), ordinarily 4:00 p.m., Eastern time, on each day that the Exchange is open. The net asset value per share can be expected to fluctuate daily.

The minimum initial investment is $3,000 per investor. This investment may be divided by a single investor among different investment accounts in one Fund that total $3,000 in the aggregate or among accounts in the three Funds of the Trust. Subsequent investments must be at least $250 per account. The minimum initial investment for Individual Retirement Accounts (IRAs) is $1,000. The minimum is $250 for a spousal IRA. Subsequent investments in IRAs must be at least $250. There are no minimum requirements for pension and profit sharing plans or custodial accounts for minors.

The  Trust  reserves  the  right  to  reduce  or  waive  the  minimum   purchase
requirements in certain cases where subsequent and continuing purchases are contemplated.

                                   DISTRIBUTOR
                                   -----------

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter and distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust dated as of May 1, 2005. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Funds' shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of the Funds' shares, will use its best efforts to distribute the Funds' shares. The Distributor is an affiliate of Ultimus Fund Solutions, LLC, the Funds' administrator and transfer agent.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

                              REDEMPTION OF SHARES
                              --------------------

The Trust will redeem an investor's shares of a Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share of the Fund next determined after receipt of proper instructions, less any applicable redemption fee. In certain circumstances described in the prospectus, the shareholder could receive, upon redemption of shares of a Fund, portfolio securities held by the Fund rather than cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund from which a redemption is being made during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities, and such valuation will be made as of the same time the redemption price is determined. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

                         CALCULATION OF PERFORMANCE DATA
                         -------------------------------


BERWYN FUND
-----------

The average annual total returns of the Berwyn Fund for the one year, five year and ten year periods ended December 31, 2006, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BF, are listed below:

--------------------------------------------------------------------------------
                                          1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        6.71%         15.48%       10.18%
--------------------------------------------------------------------------------
Return After Taxes on Distributions        5.27%         14.18%        9.03%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
  and Sale of Fund Shares                  6.31%         13.33%        8.61%
--------------------------------------------------------------------------------


The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total return for the period is calculated by taking the total return for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions the taxes due on distributions during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short term capital gain rates for short term capital gain distributions and long term capital gain rates for long term capital gains. To determine the average annual total returns after taxes on distributions and sale of Fund shares, BF would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5 and 10 year periods. The amounts remaining after the deductions for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

In addition to average annual returns listed above, BF may also calculate its total returns on a calendar year basis. Listed below are BF's total returns for each of the past 10 calendar years:

                                 1997    26.06%
                                 1998   -18.90%
                                 1999    -4.60%
                                 2000     2.10%
                                 2001    28.93%
                                 2002    -6.88%
                                 2003    50.01%
                                 2004    22.83%
                                 2005    12.18%
                                 2006     6.71%


BF calculates the total return for a calendar year by determining the redeemable value on the last day of the year of $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

BERWYN INCOME FUND
------------------


The average annual total returns of the Berwyn Income Fund for the one year, five year and ten year periods ended December 31, 2006, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BIF, are listed below:

--------------------------------------------------------------------------------
                                          1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        8.65%         8.75%         7.22%
--------------------------------------------------------------------------------
Return After Taxes on Distributions        7.08%         6.95%         4.51%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
  and Sale of Fund Shares                  5.79%         6.47%         4.46%
--------------------------------------------------------------------------------

BIF calculates its average annual total returns before and after taxes using the same methods as BF. BIF may also calculate its total returns on a calendar year basis. Listed below are BIF's total returns for each of the past 10 calendar years:

                                  1997   13.36%
                                  1998   -4.57%
                                  1999    0.83%
                                  2000    6.05%
                                  2001   14.12%
                                  2002    9.38%
                                  2003   16.23%
                                  2004    7.98%
                                  2005    1.96%
                                  2006    8.65%

BIF calculates total return for a calendar year using the same method used by BF. All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

From time to time, BIF may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2 [(a-b/cd + 1)(6) - 1]

Where:

a =    dividends and interest earned during the period
b =    expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =    the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that BIF owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. BIF's yield for the 30-day period ended December 31, 2006 was 4.86%.


BERWYN CORNERSTONE FUND SERIES
------------------------------


The average annual total returns of the Berwyn Cornerstone Fund for the periods ended December 31, 2006, as well as the average annual total returns after taxes on distributions and after taxes on distributions and sale of shares of BCF, are listed below:

--------------------------------------------------------------------------------
                                                          SINCE INCEPTION
                                            1 YEAR         (MAY 1, 2002)
--------------------------------------------------------------------------------
Return Before Taxes                         18.28%             10.55%
--------------------------------------------------------------------------------
Return After Taxes on Distributions         17.47%             10.27%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
  and Sale of Fund Shares                   12.97%              9.17%
--------------------------------------------------------------------------------

BCF calculates its average annual total returns before and after taxes using the same methods as BF. BCF may also calculate its total returns on a calendar year basis. Listed below are BCF's total returns for each calendar year since inception:

                                  2003   17.09%
                                  2004   10.62%
                                  2005    5.40%
                                  2006   18.28%

BCF calculates total return for a calendar year using the same method used by BF. All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

OTHER PERFORMANCE INFORMATION
-----------------------------


From time to time the  performance of a Fund may be compared in  publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may also be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Further, the management of the Trust may compare the performance of BC and BCF to the performance of stock market indices such as the Dow Jones Industrial Average, the S&P 500 Index, the S&P MidCap 400 Index and the Russell 2000 Index. The performance of BIF may be compared to the performance of the Citigroup Broad Investment Grade Index, the Merrill Lynch High Yield Master II Index, the Citigroup High Yield Index and the Lipper Income Fund Index.


                               GENERAL INFORMATION
                               -------------------

The Trust is a statutory trust formed under the laws of the State of Delaware on February 4, 1999. The Trust has three series: Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

Berwyn Fund is the successor to The Berwyn Fund, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania in February, 1983, which was a no-load, non-diversified, open-end management investment company. In a reorganization approved by vote of the shareholders of The Berwyn Fund, Inc., and accomplished on April 30, 1999, all the assets and liabilities of The Berwyn Fund, Inc. were transferred to BF and the shareholders of The Berwyn Fund, Inc. became the shareholders of BF. Thereafter BF has carried on the business of The Berwyn Fund, Inc.

Berwyn Income Fund is the successor to Berwyn Income Fund, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania on December 26, 1986, which was a no-load, diversified, open-end management investment company. In a reorganization approved by vote of the shareholders of Berwyn Income Fund, Inc. and accomplished on April 30, 1999, all the assets and liabilities of Berwyn Income Fund, Inc. were transferred to BIF and the shareholders of Berwyn Income Fund, Inc. became shareholders of BIF. Thereafter BIF has carried on the business of Berwyn Income Fund, Inc.

Berwyn Cornerstone Fund was established by Trust's Board of Trustees on February 5, 2002 and the public offering of shares commenced on May 1, 2002.

Each Fund has authorized an unlimited number of shares of beneficial interest, without par value per share. Each share has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to shares of any Fund. All shares issued are fully paid and non-assessable. Shares of the Funds do not have cumulative voting rights.

TRANSFER AGENT AND ADMINISTRATOR


The Funds' transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of each Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Trust pays Ultimus a fee at the annual rate of 0.15% of the first $500 million of the average value of its daily net assets, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion; provided, however, that the minimum fee is $15,000 per month. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

Ultimus was appointed as of May 1, 2005. Fees of $142,799, $264,932 and $28,664 were paid to Ultimus by BF, BIF and BCF, respectively, during the fiscal year ended December 31, 2005 and fees of $260,523, $320,449 and $38,082 were paid to Ultimus by BF, BIF and BCF, respectively, during the fiscal year ended December 31, 2006.


CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Briggs,   Bunting  &  Dougherty,   LLP,  Two  Penn  Center  Plaza,   Suite  820,
Philadelphia, Pennsylvania 19102, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Briggs, Bunting & Dougherty, LLP performs an annual audit of the financial statements of the Trust.


LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, is legal counsel to the Trust.

The Trust is not involved in any litigation or other legal proceedings.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

The prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal taxes.


Each Fund intends to qualify annually for the special tax treatment afforded a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must distribute annually no less than the sum of 90% of its "net investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, a Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2006, BIF had a capital loss carryforward of $269,489, which expires on December 31, 2009. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 (or December 31, if elected, by those Funds which have a fiscal year end of November 30 or December 31) of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.


TAXATION OF THE SHAREHOLDER

Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.


Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.
Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.


Information set forth in the prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Funds. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

                              FINANCIAL STATEMENTS
                              --------------------

The audited financial statements of the Funds for the year ended December 31, 2006 and the report thereon of Briggs, Bunting & Dougherty, LLP, the Trust's independent registered public accounting firm, included in the 2006 Annual Report of the Funds, are incorporated herein by this reference. An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 800-992-6757.

                                   APPENDIX A

                         STANDARD & POOR'S BOND RATINGS
                         ------------------------------

      Standard & Poor's Ratings Group gives ratings to bonds that range from AAA to D. Descriptions of these ratings are set forth below. The Funds may invest in bonds with any of these ratings.

      AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C -- The rating C is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                              MOODY'S BOND RATINGS
                              --------------------

      Moody's Investors Service, Inc. gives ratings to bonds that range from Aaa to C. Descriptions of these ratings are set forth below. The Funds may invest in bonds with any of these ratings.

      Aaa -- These bonds are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large, exceptionally stable, margin and principal is secure.

      Aa -- These bonds are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- These bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- These bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- These bonds are judged to have  speculative  elements;  their future
      cannot  be   considered   as  well   assured.   Uncertainty   of  position
      characterizes bonds in this class.

      B -- These bonds are also judged to have speculative elements. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- These are bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- These bonds represent obligations which are highly speculative. Such issues are often in default or have other market shortcomings.

      C -- These are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B
                                   ----------

                             THE KILLEN GROUP, INC.
                             ----------------------
                        PROXY VOTING POLICY & PROCEDURES
                        --------------------------------
                             (FOR THE BERWYN FUNDS)
                             ----------------------

BACKGROUND:

      As investment advisor to The Berwyn Funds, The Killen Group is authorized to vote its proxies.

ACTION:

      It is the responsibility of the Investment Committee of The Killen Group to review proxy materials received and decide how to vote. The Investment Committee has delegated this responsibility to the Research Department, which may, if in doubt how to vote, seek the full Investment Committee's guidance on specific issues.

POLICY:

      The Killen Group's pre-disposition is to side with management on most voting matters. When we support management's position, we will cast a vote for management.

      On the other hand, if the Investment Committee determines that a management proposal is detrimental to the interests of the shareholders, it will vote those proxies over which it retains authority against management.

CONFLICT OF INTEREST:

      Any committee member who is affiliated in any manner with the issuer of a proxy, including stock ownership, directorship or employment of a family member, shall not participate in the decision on the proxy.

      In addition, if The Killen Group has a business relationship, as defined below, with the issuer of a proxy and there is a proxy contest, the proxy will be referred to a proxy service, selected by the Fund's outside legal counsel, for a vote.

      A business relationship will be considered to exist if The Killen Group provides advisory services to the issuer, to a person or persons who own 5% or more of the issuer's stock or to the chief executive or financial officers of the issuer.

RECORDS:

      For securities held by The Berwyn Funds, proxy records for each fund shall be maintained by the Research Department and shall include information specified on Form N-PX as required by Rule 30bl-4 of the Investment Company Act. Note that the proxy information must be recorded even if The Killen Group abstains from voting. This proxy voting record shall be made available to Fund shareholders on the Funds' website.

Attachment                                                   Revised 8/9/05

                                   ATTACHMENT
                                   ----------

                            MUTUAL FUND PROXY VOTING
                            ------------------------

New Rule 30bl-4 under the Investment Company Act requires a fund to file with the SEC its complete proxy voting record on an annual basis. The rule requires a fund to file new Form N-PX, containing its complete proxy voting record for the twelve month period ended June 30, by no later than August 31 of each year. Funds are required to disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and on which the fund was entitled to vote:

a. the name of the issuer of the portfolio security.

b. the exchange ticker symbol of the portfolio security.

c. the Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security.

d. the shareholder meeting date.

e. a brief identification of the matter voted on.

f. whether the matter was proposed by the issuer or by a security holder.

g. whether the fund cast its vote on the matter.

h. how the fund cast its vote (e.g., for or against the proposal, abstain; or withhold authority regarding election of directors).

i. whether the fund cast its vote for or against management.

A fund is also required to make its proxy voting record available to shareholders either upon request or by making available an electronic version through the fund's website. The fund must include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling a toll free (or collect) telephone number; or on or through the fund's website at a specified Internet address; and (2) on the SEC's website.

================================================================================






                                THE BERWYN FUNDS           [GRAPHIC OMITTED]



                               BERWYN FUND SERIES
                           BERWYN INCOME FUND SERIES
                         BERWYN CORNERSTONE FUND SERIES










   Shareholder Services                                               no load
   Ultimus Fund Solutions, LLC                                   mutual funds
   P.O. Box 46707
   Cincinnati, OH 45246-0707
   1-800-992-6757

================================================================================


                                 ANNUAL REPORT
                               DECEMBER 31, 2006

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================

                                                                           PAGE
                                                                          ------

Letter from the President...............................................   3-4

Berwyn Fund Portfolio Manager's Letter..................................   5-7

   Growth of a $10,000 Investment.......................................     7

Berwyn Income Fund Portfolio Manager's Letter...........................   8-9

   Growth of a $10,000 Investment.......................................    10

Berwyn Cornerstone Fund Portfolio Manager's Letter...................... 11-13

   Growth of a $10,000 Investment.......................................    14

Statements of Assets and Liabilities....................................    15

Statements of Operations................................................    16

Statements of Changes In Net Assets.....................................    17

Financial Highlights - Berwyn Fund......................................    18

Financial Highlights - Berwyn Income Fund...............................    19

Financial Highlights - Berwyn Cornerstone Fund..........................    20

Schedule of Investments - Berwyn Fund................................... 21-23

Schedule of Investments - Berwyn Income Fund............................ 24-28

Schedule of Investments - Berwyn Cornerstone Fund....................... 29-30

Notes to Financial Statements........................................... 31-36

Report of Independent Registered Public Accounting Firm.................    37

About Your Funds' Expenses.............................................. 38-39

Federal Tax Information.................................................    39

Board of Trustees and Executive Officers................................ 40-41

Other Information.......................................................    41

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                                THE BERWYN FUNDS

                            LETTER FROM THE PRESIDENT

January 25, 2007

Dear Shareholder:

The Berwyn Funds experienced another successful year in 2006. Our largest fund, the Berwyn Income Fund (BIF) rose 8.65 percent on a total return basis while maintaining a portfolio heavily weighted with conservative fixed income investments. The Berwyn Fund (BF), our small-cap fund, had a total return of
6.71 percent. The BF has had a series of excellent years in the recent past and, after a sluggish start in 2006, finished the year with a strong fourth quarter. The Berwyn Cornerstone Fund (BCF), which invests in mid and large-cap stocks, advanced 18.28 percent on a total return basis. The BCF was able to take advantage of an increased interest in larger capitalization companies on the part of institutional investors.

In general, the financial markets performed well during 2006. In spite of the fact that interest rates rose, energy prices remained high and the war in Iraq worsened, the U.S. economy continued to grow at a reasonable pace. The Standard and Poor's 500 Index rose 15.79 percent reflecting the strength in many large-cap stocks, including those in the Telecommunications and Energy industries. However, the long-term boom in Residential Housing clearly came to an end and companies in that industry saw their stock prices continue the weakness that began in mid-2005. Amidst changing and more stringent government regulations, the Health Care industry also struggled and many Consumer stocks had a difficult time as higher gasoline prices and other energy related expenses put financial pressure on middle and lower income families.

Despite the facts that the major indices did well last year and that the problems cited above have not disappeared, I am optimistic about 2007. The reason for my optimism is that in 2006, beneath the external performance of the averages, divergences occurred that created investment values that did not exist in 2005. I believe that our research team has taken advantage of the opportunities offered by the marketplace and that The Berwyn Funds are well positioned. If the economy remains healthy, these new additions to our investment portfolios should provide the platform for a successful 2007.

On balance, the BIF remains conservatively postured as far as its fixed income investments are concerned, but continues to invest in a number of attractive, dividend paying common stocks that could bolster the more predictable returns expected from the fixed income portion of the portfolio.

After several above average return years, the managers of the BF found it necessary to make significant changes to reinvigorate the portfolio and I believe that this Fund has the proper risk to reward characteristics to maintain the momentum it experienced in last year's fourth quarter. As you may recall, the BF was temporarily closed to new investors in early January of last year. However, due to the availability of more attractive small-cap stocks, the Board of Trustees voted to reopen the Fund this past December.

Last year your Board of Trustees voted to allow the BCF to invest a portion of its assets in large-cap stocks as well as mid-cap stocks. This change gives the Fund managers more flexibility and has permitted them to take advantage of what proved to be a number of excellent values in the large-cap sector this past year. These situations should continue to positively impact this year's performance.

From an operational standpoint, The Berwyn Funds also performed well. Our research staff remained unchanged, expense ratio goals were met, assets under management remained at healthy levels and there were no accounting, or Trust governance, issues. At the foundation of all our work is a strict adherence to a "bottom up" fundamental approach that we believe results in long-term "growth through value."

Finally, I thank you for your support and confidence.

Very truly yours,


/s/ Robert E. Killen

Robert E. Killen,
President

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS AND SHOULD BE READ BEFORE INVESTING. THE FUNDS' PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUNDS' WEB SITE (WWW.THEBERWYNFUNDS.COM) OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                                   BERWYN FUND

                          A SERIES OF THE BERWYN FUNDS

January 25, 2007

Dear Berwyn Fund Shareholder:

Berwyn Fund's (BF) net asset value per share fell from $29.67 to $28.81 for the year 2006. However, after accounting for a year-end distribution in the amount of $2.87, the BF registered a 6.71 percent total return gain for the twelve-month period. Most of the distribution, $2.82, qualified as a long-term capital gain, while only $0.05 was categorized as ordinary income.

Last year's gain came after three consecutive years of double digit total returns and after six years of outperforming our benchmark index, the Russell 2000. Unfortunately, the need to reinvigorate the portfolio, the absence of compelling values at the beginning of 2006 and some modest missteps prevented us from outperforming either our benchmark index or the major stock market averages during the first nine months of the year. This situation began to reverse in the fourth quarter as the performance of a number of our undervalued holdings started to improve. During 2006 the Russell 2000 Index had a total return of
18.37 percent.

During the entirety of this past year we focused on eliminating, or reducing, our exposure to stocks where the risk to reward characteristics were no longer in our favor. Stocks eliminated from the portfolio included: Cooper Tire and Rubber Co., Drew Industries, Duquesne Light Holdings, EPIQ Systems, Inc., Esterline Corp., International Coal Group, Inc., Russell Corp. and Westmoreland Coal Co. In addition, partial positions were sold at a profit in the following stocks: COHU, Inc., Callon Petroleum Co., IHOP Corp., LaBranche & Co., Inc., MTS Systems Corp., Neoware, Inc., Southwestern Energy Co. and Vital Signs, Inc. In 2006, but particularly in the second half after the market suffered a sinking spell, we began to become more aggressive buyers of stocks that we believed had fallen into our range of good value. New purchases included: CFS Bancorp, Chiquita Brands International, Gold Kist, Inc., Hooker Furniture Corp., Input/Output, Inc., Monaco Coach Corp., and Wabash National Corp.

==========================================

                BERWYN FUND
        TOTAL INVESTMENTS AND CASH
          (% OF TOTAL INVESTMENTS)
       DECEMBER 31, 2006 (UNAUDITED)

          Materials - 6.4%
          Industrials - 16.9%
          Consumer Discretionary - 16.6%
          Consumer Staples - 7.6%
[GRAPHIC  Energy - 13.4%
OMITTED]  Financials - 10.8%
          Health Care - 7.8%
          Information Technology - 16.6%
          Short-Term Investments - 3.9%

==========================================

The BF's biggest gainers this past year included Hercules, Inc., +70.9 percent, Gold Kist, Inc., +66.3 percent, Gulf Island Fabrication, Inc., +53.4 percent, Input/Output Corp., +53.5 percent and Sensient

Technologies Corp., +41.6 percent. Gold Kist was the target of a takeover offer by a competitor and those shares were tendered for cash at the beginning of 2007. Our 2006 performance was negatively impacted by three significant losers:
International Coal Group, Inc., -51.1 percent, Cooper Tire and Rubber Co., -47.1 percent and Neoware, Inc., -43.3 percent. Our timing in purchasing International Coal and Cooper Tire was poor and, as indicated in the preceding paragraph, both of these were sold prior to year-end, which helped to reduce the taxable capital gain distribution. With Neoware, however, we used the weakness as an opportunity to buy more shares. BF's under-performance last year can also be attributed to our selling of big gainers in 2005 and the first half of 2006 that had become, in our opinion, fair-valued to overvalued. In many instances, these stocks, which were in popular industry sectors such as Industrials and Materials, continued to rally while the replacement stocks, undervalued and with lower P/E multiples, performed relatively poorly through early August.

In last year's letter we said that it had become increasingly difficult to find attractive investment candidates, the rally in small-cap stocks having been in progress since March, 2003. Typically, as bull markets age, the marketplace behaves less homogeneously and divergences appear that can create bargains for value investors even though the market averages are reaching new highs. The Health Care, Furniture Manufacturing and Recreational Vehicle industries are examples of industries in which we believe bargains could be found during 2006. Another example of divergent behavior is the Housing industry. Housing stocks peaked in mid-2005, long before the industry slump began, and have been trading well off their all-time highs. Although we have not bought any stocks in this industry as yet, it is one of the areas that we may be investigating later this year. We believe that the opportunistic sales and purchases that we have executed over the past year improved the risk/reward characteristics of the BF and we are better positioned for long-term growth than we were at this time last year.

At year-end, the BF held 39 stocks in the portfolio as compared to 41 last year. Net assets were $149 million as compared to $186 million at the end of 2005. The accompanying pie chart illustrates the industries in which these assets are invested. In general, your management team attempts to maintain investment exposure to all of the major industry groups, but, when deemed to be prudent, we will disproportionately increase our exposure to a particular industry group or avoid an industry group that we consider unattractive. The weighted average market capitalization of the stocks in the BF was $881 million at year-end, compared to $839 million at the end of 2005. New investment candidates must have a market capitalization of at least $125 million, but almost always have a market capitalization less than $1.25 billion. On the next page is a graph of the BF's ten-year performance record and that of the Russell 2000 Index. As shown in the illustration, your Fund underperformed the Index in 1998, 1999 and 2006, but has outperformed over the ten-year period.

Your management team thanks you for your support and is working vigorously to maintain and improve our record of long-term growth.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------

   FUND PERFORMANCE FOR PERIODS ENDED 12/31/06 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year        Five Years        Ten Years
                                --------        ----------        ---------
    Berwyn Fund                   6.71%           15.48%            10.18%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN FUND SERIES (BF) ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE BF CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.



            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERWYN FUND AND RUSSELL 2000 INDEX

                               [GRAPHIC OMITTED]

              Dec 1996   Dec 1997   Dec 1998   Dec 1999   Dec 2000   Dec 2001   Dec 2002   Dec 2003   Dec 2004   Dec 2005   Dec 2006
              --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Berwyn Fund  $  10,000  $  12,606  $  10,223  $   9,753  $   9,958  $  12,839  $  11,956  $  17,935  $  22,029  $  24,712  $  26,370

Russell 2000
 Index       $  10,000  $  12,236  $  11,924  $  14,459  $  14,022  $  14,372  $  11,428  $  16,828  $  19,913  $  20,819  $  24,643

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                               BERWYN INCOME FUND

                          A SERIES OF THE BERWYN FUNDS

January 25, 2007

Dear Berwyn Income Fund Shareholder:

The total return to  shareholders  of the Berwyn  Income Fund (BIF) for 2006 was
8.65 percent. Net asset value per share increased from $11.85 on December 31, 2005 to $12.28 on December 31, 2006. Quarterly dividends of $0.57 were distributed from net investment income, compared to $0.51 in 2005. After a lackluster first half, the U.S. financial markets rallied later in the year, providing BIF shareholders with a solid return. Confidence returned that the Federal Reserve Board could maintain a gradual economic expansion in spite of a faltering housing market and that inflation would stay moderate.

In keeping with its objective to generate income while preserving capital in real terms, BIF maintained a diversified portfolio of fixed income securities as well as dividend-paying common stocks. The rally in the second half of the year led to strong annual returns for equities and high yield bonds; however, high-grade corporate and government bond prices were little changed for the year. These results are reflected in our reference indices. The Lipper Income Fund Index, our only reference index with an equity component, produced a total return of 10.44 percent, while the Merrill Lynch High Yield Master II Index and the Citigroup Broad Investment Grade Bond Index produced total returns of 11.78 percent and 4.34 percent, respectively. The Citigroup High Yield Composite Index, another measure of the performance of lower rated bonds, was up 12.59 percent on a total return basis.

==========================================

            BERWYN INCOME FUND
        TOTAL INVESTMENTS AND CASH
          (% OF TOTAL INVESTMENTS)
       DECEMBER 31, 2006 (UNAUDITED)

          Corporate Bonds - 56.6%
          Common Stocks - 24.0%
[GRAPHIC  Preferred Stocks - 0.9%
OMITTED]  Government & Agency - 11.9%
          Short-Term Investments - 6.7%

==========================================

BIF's bond portfolio ranges in credit quality from U.S. Government to lower rated high yield corporate bonds. The overall performance of the bond portfolio was respectable, with the strongest contributions coming from the high yield bonds of Ingles Markets and Cincinnati Bell, as well as the convertible bonds of FEI Co. The bond portfolio was held back by Foot Locker and Wendy's; Foot Locker being viewed as a potential leveraged buyout candidate and Wendy's being the subject of an activist shareholder's campaign. Both of these developments could have negative consequences for bondholders. A moderate shift toward higher quality bonds early in the year did not help performance since lower quality bonds out-performed their higher quality brethen. However, with this conservative stance, BIF's relative performance would benefit if credit yield spreads widened due to an economic slowdown. Also, BIF has kept a conservative position with respect to interest rates, maintaining duration close to its reference indices.

BIF's portfolio of dividend-paying common stocks rallied broadly, with contributions coming from the large, mid and small-cap areas. Best performing large-cap stocks included Heinz, Chevron, Campbell Soup and AstraZeneca. In the mid and small-cap areas, Sonoco Products, Ennis, Inc. and Ingles Markets were top performers. In our third quarter report, we discussed how each of our equity investments has been purchased at a time of particularly low expectations using our value-based research capabilities.

Toward the end of the year, BIF sold Hospitality Property Trust, its only remaining equity investment in a REIT. Over the past two years, BIF has sold a number of REIT investments as increased demand has pushed valuations to high levels, in our opinion. In contrast, BIF's equity portfolio was over-weighted in REITS during the 1998-2003 time frame when this area was less favored. We believe that our disciplined research process leads BIF to undervalued areas of the market place and reduces the price risk inherent in equity investments.

Thank you for your confidence in BIF. We look forward to serving you in the coming years.

 Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.


--------------------------------------------------------------------------------

   FUND PERFORMANCE FOR PERIODS ENDED 12/31/06 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year        Five Years        Ten Years
                                --------        ----------        ---------
    Berwyn Income Fund           8.65%            8.75%             7.22%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Returns for Berwyn Income FUND SERIES (BIF) ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BIF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BIF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.



           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
            BERWYN INCOME FUND, CITIGROUP HIGH YIELD COMPOSITE INDEX
                   AND CITIGROUP BROAD INVESTMENT GRADE INDEX

                                [GRAPHIC OMITTED]

                          Dec 1996  Dec 1997  Dec 1998  Dec 1999  Dec 2000  Dec 2001  Dec 2002  Dec 2003  Dec 2004 Dec 2005 Dec 2006
                          --------  --------  --------  --------  --------  --------  --------  --------  --------------------------
Berwyn Income Fund (BIF)  $ 10,000  $ 11,336  $ 10,818  $ 10,908  $ 11,568  $ 13,201  $ 14,439  $ 16,783  $ 18,122 $ 18,479 $ 20,074

Citigroup High Yield
 Composite Index (HYC)    $ 10,000  $ 11,427  $ 11,889  $ 12,037  $ 11,261  $ 11,817  $ 11,247  $ 14,877  $ 16,508 $ 16,853 $ 18,969

Citigroup Broad Investment
 Grade Index (BIG)        $ 10,000  $  9,036  $ 11,919  $ 11,820  $ 13,190  $ 14,314  $ 15,758  $ 16,420  $ 17,155 $ 17,596 $ 18,358

Past performance is not predictive of future performance.



           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
                BERWYN INCOME FUND, LIPPER INCOME FUND INDEX AND
                    MERRILL LYNCH HIGH YIELD MASTER II INDEX


                               [GRAPHIC OMITTED]

                          Dec 1996  Dec 1997  Dec 1998  Dec 1999  Dec 2000  Dec 2001  Dec 2002  Dec 2003  Dec 2004 Dec 2005 Dec 2006
                          --------  --------  --------  --------  --------  --------  --------  --------  --------------------------
Berwyn Income Fund (BIF) $ 10,000   $ 11,336  $ 10,818  $ 10,908  $ 11,568  $ 13,201  $ 14,439  $ 16,783  $ 18,122 $ 18,479 $ 20,074

Lipper Income
 Fund Index (LII)        $ 10,000   $ 11,845  $ 12,806  $ 13,428  $ 14,140  $ 14,236  $ 13,651  $ 15,823  $ 17,009 $ 17,623 $ 19,463

Merrill Lynch High Yield
 Master II Index
 (MLHYMII)               $ 10,000   $ 11,327  $ 11,661  $ 11,594  $ 11,342  $ 11,850  $ 11,626  $ 14,898  $ 16,518 $ 16,970 $ 18,967


Past performance is not predictive of future performance.


Previously, the Citigroup High Yield Composite Index was used as the BIF's primary high yield bond benchmark. In August 2006, the Advisor decided to use the Merrill Lynch High Yield Master II Index (ML HYMII) as its primary high yield benchmark. The Advisor believes that the ML HYMII Index is a more inclusive index than the Citigroup High Yield Composite Index ("HYC"), giving it a more accurate representation of the overall high yield bond market. HYC is restricted to bonds maturing in no less than 7 years, whereas ML HYMII does not have this restriction. Since the Advisor is not subject to a similar restriction in the selection of high yield bond investments for BIF, the Advisor believes that ML HYMII is the more appropriate high yield benchmark index. In addition, of these two indices, ML HYMII is more widely used and recognized within the investment community as a proxy for the high yield market. Finally, the Advisor believes use of ML HYMII will allow for improved attribution and analysis of bond investment data.

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                             BERWYN CORNERSTONE FUND

                          A SERIES OF THE BERWYN FUNDS

January 25, 2007

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's (BCF) net asset value per share increased from $13.11 to $14.80 for the year ended December 31, 2006. Including a long-term capital gain of $0.6375 per share, a short-term capital gain distribution of $0.017 per share and an income dividend of $0.0566, the Fund's total return for the year was 18.28 percent.

BCF's relative performance was strong for the year, outperforming its primary benchmark, the S&P Midcap 400 Index, as well as the S&P 500 Index, which rose
10.32 percent and 15.79 percent, respectively, on a total return basis. The Dow Jones Industrial Average, which rose 19.04 percent during the year, is the only widely followed domestic stock index that outpaced BCF in 2006.

==========================================

         BERWYN CORNERSTONE FUND
        TOTAL INVESTMENTS AND CASH
          (% OF TOTAL INVESTMENTS)
       DECEMBER 31, 2006 (UNAUDITED)

          Materials - 2.6%
          Industrials - 9.4%
          Consumer Discretionary - 13.7%
          Consumer Staples - 8.1%
[GRAPHIC  Energy - 7.6%
OMITTED]  Financials - 9.1%
          Health Care - 13.6%
          Information Technology - 14.2%
          Utilities - 5.2%
          iShares - 8.1%
          Short-Term Investments - 8.4%

==========================================

Stocks that contributed significantly to BCF's 2006 return included CSX Corp, a rail transport company, that was up 37.05 percent, Harley Davidson, which rose
43.56 percent, and CDW Corp, a marketer of information technology products and services, up 31.41 percent. Both Harley and CDW were purchased during calendar year 2006 and contributed to BCF's returns almost immediately. CSX has been in the fund since 2004 and has been a consistent performer over that time. We reduced our position in CSX late in the year as the stock approached what was, in our opinion, a fair value for the company given its prospects. Both Harley and CDW were maintained at full positions, as we believe both companies still offer long-term appreciation potential.

Underperforming stocks last year included TRW, Inc., an automotive parts supplier, down 1.82 percent and UnumProvident, which sells income protection insurance, down 7.25 percent. We are holding both of these underperformers, believing they still have long-term potential to add to the fund's return. The fact that these were the only two stocks in the fund that showed negative returns for the year, combined with their relatively modest declines, was one reason for BCF's superior 2006 performance. We believe that a major benefit of our value-based research process is that selected stocks often have minimal downside price risk, even when short-term earnings or other developments are disappointing. In effect, the market's expectations for these stocks are so low that much of the price risk has been removed.

The strongest sectors of the portfolio during 2006 were not always in the best performing industry sectors, but often in sectors that were out of favor with investors. Health Care and Information Technology were two areas of the market that exhibited below average returns. However, we owned several companies in these areas, such as Baxter International, Inc. and Hewlett Packard Co., that exhibited strong performance and outperformed their sectors by a significant amount. Another lagging area that affected mid and large cap stocks was Housing and Housing Related stocks. While the price-to-earnings ratios of many of these stocks were low entering 2006, we did not purchase them as we believed there was the risk of a continued slowdown in housing demand that was not fully reflected in the stock valuations. We did purchase Home Depot, which is Housing Related, in the late summer of 2006, and have a modest profit in it as of year-end.

The investment climate generated mixed signals for much of 2006. Oil prices continued to be a major theme as prices peaked at $78.40 a barrel in July before moderating late in the year. Driven by energy price increases, inflation remained a concern of the Federal Reserve. As a result, the Fed maintained its policy of measured increases in short-term interest rates into July of last year. The Fed eventually stopped raising rates, holding them steady in the second half, but short rates remained higher than intermediate and long-term rates. Entering 2007, it is unclear what the Fed's path will be on interest rates. If the economy shows excessive signs of slowing, it will most likely become more accommodative during the year. Signs that the economy was responding to prior interest rate moves by the Fed were a slowing in the growth rate of GDP and a significant decline in the housing market. This weakness may be alleviated somewhat by the recent drop in oil prices, which could positively affect inflation and consumer spending.

The numerous economic cross currents at play in 2006 created an environment where GDP continued to expand, but at a reduced pace. Corporate profit growth remained strong during 2006 across most industry sectors. This resulted in a stock market where most indices rose slightly above their average historical rates of return. As usual, the economic and political cross currents will continue into 2007, creating a situation where some sectors and companies can do well, given good execution, while other industries will struggle. We believe such an environment is conducive to our investment approach of striving to create a portfolio of companies where expectations are low and good business performance can lead to an improved stock performance.

In last year's letter we outlined two strategic moves that we were intent on implementing during 2006. These initiatives were increasing the number of holdings in the portfolio and increasing portfolio turnover of the stocks that we held. The net number of holdings in the fund increased to 32 from 27 one year ago as we added seven new names and removed two names during 2006. We are pleased that we accomplished our goal of broadening the number of stocks in the fund and that most of the new additions contributed significantly to our performance. This year we intend to continue the strategy of increasing the number of holdings in the BCF. So far, in early 2007, we have added two new stocks, Intel Corp and Teradyne, and removed one stock, Campbell Soup, from the Fund. We had a portfolio turnover rate of approximately 23 percent during 2006 as compared to 18 percent in 2005. This was lower than we expected due to a reduced level of selling during 2006 and resulted from the fact that the majority of BCF's stocks remain at attractive valuation levels. We expect that our portfolio turnover will increase over time as the portfolio matures and the stocks appreciate further.

As we look back at 2006, we are pleased with the returns we were able to generate and feel confident about the structure of the portfolio. We look forward to reporting to you on our progress during 2007.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.


--------------------------------------------------------------------------------

   FUND PERFORMANCE FOR PERIODS ENDED 12/31/06 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year       Since Inception (5/01/02)
                                --------       -------------------------
    Berwyn Cornerstone Fund      18.28%                 10.55%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN CORNERSTONE FUND SERIES (BCF) ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BCF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BCF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.



            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
      IN BERWYN CORNERSTONE FUND, S&P MID-CAP 400 INDEX AND S&P 500 INDEX


                               [GRAPHIC OMITTED]

                            April 2002   Dec 2002    Dec 2003   Dec 2004    Dec 2005   Dec 2006
                            ----------   --------    --------   --------    --------   --------
Berwyn Cornerstone Fund     $ 10,000     $  9,890    $ 11,580   $  12,818   $  13,510  $  15,970
S&P 500 Index               $ 10,000     $  8,271    $ 10,642   $  11,798   $  12,377  $  14,330
S&P Mid-Cap 400 Index       $ 10,000     $  8,047    $ 10,912   $  12,709   $  14,305  $  15,779

Past performance is not predictive of future performance.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
=================================================================================================================
                                                                                    BERWYN             BERWYN
                                                                   BERWYN           INCOME           CORNERSTONE
                                                                    FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in Securities:
  At Market Value (Cost $132,918,378, $220,207,210
     and $6,324,475 for Berwyn Fund, Berwyn Income
     Fund and Berwyn Cornerstone Fund, respectively)
     (Note 2)..............................................  $  150,668,927     $  226,155,618     $    7,496,845
Receivables:
  Dividends................................................         118,466            152,664              8,541
  Interest.................................................              --          2,258,070                 --
  Fund Shares Sold.........................................         110,647            169,200                275
  Investment Securities Sold...............................              --            657,295                 --
Prepaid Expenses...........................................          13,844             13,299              6,598
Other Assets...............................................              --              1,251                 --
                                                             --------------     --------------     --------------
     TOTAL ASSETS..........................................     150,911,884        229,407,397          7,512,259
                                                             --------------     --------------     --------------

LIABILITIES
Payables:
  Investment Securities Purchased..........................         390,679            242,223                 --
  Fund Shares Redeemed.....................................       1,571,447            216,750             50,078
  Accrued Investment Advisory Fees (Note 5)................         128,642             97,527              1,087
  Accrued Administration Fees (Note 5).....................          18,900             27,300              3,310
Other Accrued Expenses and Liabilities.....................          15,378             25,917              9,336
                                                             --------------     --------------     --------------
     TOTAL LIABILITIES.....................................       2,125,046            609,717             63,811
                                                             --------------     --------------     --------------

NET ASSETS.................................................  $  148,786,838     $  228,797,680     $    7,448,448
                                                             ==============     ==============     ==============

NET ASSETS CONSIST OF:
Paid-in Capital............................................  $  131,111,312     $  223,126,174     $    6,278,026
Accumulated Undistributed Net Investment Income............              57              8,079                 --
Accumulated Net Realized Losses............................         (75,080)          (284,981)            (1,948)
Net Unrealized Appreciation on Investment Securities.......      17,750,549          5,948,408          1,172,370
                                                             --------------     --------------     --------------
NET ASSETS.................................................  $  148,786,838     $  228,797,680     $    7,448,448
                                                             ==============     ==============     ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (NO PAR VALUE, UNLIMITED AUTHORIZED).....................       5,164,979         18,635,480            503,114
                                                             ==============     ==============     ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE...............  $        28.81     $        12.28     $        14.80
                                                             ==============     ==============     ==============

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2)................  $        28.52     $        12.16     $        14.65
                                                             ==============     ==============     ==============

See Accompanying Notes to Financial Statements.


                                                                                                               15


THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
=================================================================================================================
                                                                                    BERWYN             BERWYN
                                                                   BERWYN           INCOME           CORNERSTONE
                                                                    FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends................................................  $    2,379,456     $    2,864,958     $      152,189
  Interest.................................................          74,295          9,375,314              1,448
                                                             --------------     --------------     --------------
     Total Investment Income...............................       2,453,751         12,240,272            153,637
                                                             --------------     --------------     --------------

EXPENSES
  Investment Advisory Fees (Note 5)........................       1,774,516          1,134,244             63,139
  Administration Fees (Note 5).............................         260,523            320,449             38,082
  Registration Fees........................................          41,307             31,147             21,319
  Professional Fees........................................          32,486             30,486             24,286
  Postage and Supplies.....................................          40,272             38,668              8,162
  Custodian Fees...........................................          41,518             24,328              5,836
  Report Printing..........................................          18,107             16,533              1,850
  Insurance................................................          13,170             18,492              1,403
  Trustees' Fees...........................................           8,800              8,800              8,800
  Other Expenses...........................................           5,513             31,143              7,100
                                                             --------------     --------------     --------------
     Total Expenses Before Fee Waivers by Advisor..........       2,236,212          1,654,290            179,977
     Less Fees Waived by Advisor...........................              --                 --            (53,700)
                                                             --------------     --------------     --------------

       Net Expenses........................................       2,236,212          1,654,290            126,277
                                                             --------------     --------------     --------------

       Net Investment Income...............................         217,539         10,585,982             27,360
                                                             --------------     --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net Realized Gains from Sales
     of Investment Securities..............................      13,398,313          4,798,815            315,402
  Net Change in Net Unrealized Appreciation
     (Depreciation) on Investment Securities...............      (5,029,398)         3,371,815            737,221
                                                             --------------     --------------     --------------

  Net Realized and Unrealized
     Gains on Investments..................................       8,368,915          8,170,630          1,052,623
                                                             --------------     --------------     --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS................................  $    8,586,454     $   18,756,612     $    1,079,983
                                                             ==============     ==============     ==============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                                       BERWYN                      BERWYN
                                                           BERWYN                      INCOME                   CORNERSTONE
                                                            FUND                        FUND                        FUND
                                                -----------------------------------------------------------------------------------
                                                     YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                   12/31/06      12/31/05      12/31/06      12/31/05      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
  Net Investment Income (Loss).................. $    217,539  $    121,459  $ 10,585,982  $ 10,082,644  $     27,360  $    (6,417)
  Net Realized Gains from
     Sales of Investment Securities.............   13,398,313    16,089,609     4,798,815     5,077,708       315,402      120,176
  Net Change in Net Unrealized Appreciation
     (Depreciation) on Investment Securities....   (5,029,398)   (6,609,928)    3,371,815   (10,432,818)      737,221       97,389
                                                 ------------  ------------  ------------  ------------  ------------  -----------
     Net Increase in Net Assets
       Resulting from Operations................    8,586,454     9,601,140    18,756,612     4,727,534     1,079,983      211,148
                                                 ------------  ------------  ------------  ------------  ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income....................     (231,263)     (107,678)  (10,691,052)  (10,048,532)      (27,364)          --
  From Realized Gains from
     Sales of Investments.......................  (13,480,856)  (16,120,929)           --            --      (316,425)    (114,063)
                                                 ------------  ------------  ------------  ------------  ------------  -----------
     Net Decrease in Net Assets
       Resulting from Distributions.............  (13,712,119)  (16,228,607)  (10,691,052)  (10,048,532)     (343,789)    (114,063)
                                                 ------------  ------------  ------------  ------------  ------------  -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold.....................   71,169,429   129,598,261    40,622,909    85,827,117     1,597,602    2,914,363
  Net Asset Value of Shares Issued in
     Reinvestment of Distributions
     to Shareholders............................   13,357,734    15,650,642     9,685,700     9,150,517       342,754      114,063
  Proceeds from Redemption
     Fees Collected (Note 2)....................      350,885       225,854        33,297        64,036           293          572
  Shares Redeemed............................... (116,661,226)  (68,079,966)  (64,338,036)  (60,606,930)     (376,353)    (297,246)
                                                 ------------  ------------  ------------  ------------  ------------  -----------
     Net Increase (Decrease) in Net Assets from
       Capital Share Transactions...............  (31,783,178)   77,394,791   (13,996,130)   34,434,740     1,564,296    2,731,752
                                                 ------------  ------------  ------------  ------------  ------------  -----------

     Total Increase (Decrease) in Net Assets....  (36,908,843)   70,767,324    (5,930,570)   29,113,742     2,300,490    2,828,837

NET ASSETS
  Beginning of Year.............................  185,695,681   114,928,357   234,728,250   205,614,508     5,147,958    2,319,121
                                                 ------------  ------------  ------------  ------------  ------------  -----------
  End of Year................................... $148,786,838  $185,695,681  $228,797,680  $234,728,250  $  7,448,448  $ 5,147,958
                                                 ============  ============  ============  ============  ============  ===========
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME......................... $         57  $     13,781  $      8,079  $    113,149  $         --  $        --
                                                 ============  ============  ============  ============  ============  ===========

CAPITAL SHARES ISSUED AND REDEEMED
  Sold..........................................    2,345,050     4,115,647     3,372,269     7,169,924       113,739      224,185
  Reinvested....................................      460,612       521,862       806,541       770,685        23,019        8,661
  Redeemed......................................   (3,900,013)   (2,346,441)   (5,356,360)   (5,081,953)      (26,390)     (22,480)
                                                 ------------  ------------  ------------  ------------  ------------  -----------
  Net Increase (Decrease) from Fund
     Share Transactions.........................   (1,094,351)    2,291,068    (1,177,550)    2,858,656       110,368      210,366
  Shares Outstanding, Beginning of Year.........    6,259,330     3,968,262    19,813,030    16,954,374       392,746      182,380
                                                 ------------  ------------  ------------  ------------  ------------  -----------
  Shares Outstanding, End of Year...............    5,164,979     6,259,330    18,635,480    19,813,030       503,114      392,746
                                                 ============  ============  ============  ============  ============  ===========

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================================
                                                                                 YEARS ENDED
                                                -----------------------------------------------------------------------------
                                                   12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $     29.67     $     28.96     $     24.78     $     17.23     $      20.07
                                                 -----------     -----------     -----------     -----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)..................        0.05            0.02           (0.01)          (0.03)            0.05
  Net Realized and Unrealized Gains
     (Losses) on Securities.....................        1.91            3.48            5.64            8.66            (1.43)
                                                 -----------     -----------     -----------     -----------     ------------
     Total Income (Loss) from
       Investment Operations....................        1.96            3.50            5.63            8.63            (1.38)
                                                 -----------     -----------     -----------     -----------     ------------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........       (0.05)          (0.02)             --              --            (0.06)
  Distributions from Net Realized Gains.........       (2.82)          (2.83)          (1.48)          (1.08)           (1.40)
                                                 -----------     -----------     -----------     -----------     ------------
     Total Distributions........................       (2.87)          (2.85)          (1.48)          (1.08)           (1.46)
                                                 -----------     -----------     -----------     -----------     ------------

PROCEEDS FROM REDEMPTION FEES
 COLLECTED (NOTE 2).............................        0.05            0.06            0.03              --               --
                                                 -----------     -----------     -----------     -----------     ------------

NET ASSET VALUE, END OF YEAR.................... $     28.81     $     29.67     $     28.96     $     24.78     $      17.23
                                                 ===========     ===========     ===========     ===========     ============

TOTAL RETURN....................................       6.71%          12.18%          22.83%          50.01%           (6.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's)............... $   148,787     $   185,696     $   114,928     $    51,784     $     32,279

  Ratio of Total Expenses to Average
     Net Assets.................................       1.26%           1.28%           1.20%           1.41%            1.29%

  Ratio of Net Investment Income (Loss)
     to Average Net Assets......................       0.12%           0.11%          (0.08%)         (0.13%)           0.25%

  Portfolio Turnover Rate.......................         38%             31%             23%             23%              32%


See Accompanying Notes to Financial Statements.


18

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================================
                                                                                 YEARS ENDED
                                                -----------------------------------------------------------------------------
                                                   12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $     11.85     $     12.13     $     11.74     $     10.64     $     10.32
                                                 -----------     -----------     -----------     -----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income.........................        0.57            0.51            0.51            0.57             0.62
  Net Realized and Unrealized Gains
     (Losses) on Securities.....................        0.43           (0.28)           0.40            1.12             0.33
                                                 -----------     -----------     -----------     -----------     ------------
     Total Income from
     Investment Operations......................        1.00            0.23            0.91            1.69             0.95
                                                 -----------     -----------     -----------     -----------     ------------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........       (0.57)          (0.51)          (0.53)          (0.59)           (0.63)
                                                 -----------     -----------     -----------     -----------     ------------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2).......................        0.00*           0.00*           0.01              --               --
                                                 -----------     -----------     -----------     -----------     ------------

NET ASSET VALUE, END OF YEAR.................... $     12.28     $     11.85     $     12.13     $     11.74     $      10.64
                                                 ===========     ===========     ===========     ===========     ============

TOTAL RETURN....................................       8.65%           1.96%           7.98%          16.23%            9.38%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's)............... $   228,798     $   234,728     $   205,615     $   135,385     $     79,146

  Ratio of Total Expenses to
     Average Net Assets.........................       0.73%           0.72%           0.64%           0.67%            0.71%

  Ratio of Net Investment Income
     to Average Net Assets......................       4.67%           4.34%           4.54%           5.32%            6.16%

  Portfolio Turnover Rate.......................         31%             49%             48%             54%              39%


* Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.



                                                                                                                           19

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                                      YEAR            YEAR            YEAR            YEAR          PERIOD
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                   12/31/06        12/31/05        12/31/04        12/31/03        12/31/02*
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............ $     13.11     $     12.72     $     11.58     $      9.89     $      10.00
                                                 -----------     -----------     -----------     -----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)..................        0.06           (0.02)          (0.03)          (0.05)           (0.02)**
  Net Realized and Unrealized Gains
     (Losses) on Securities.....................        2.34            0.71            1.26            1.74            (0.09)**
                                                 -----------     -----------     -----------     -----------     ------------
     Total Income (Loss) from
     Investment Operations......................        2.40            0.69            1.23            1.69            (0.11)
                                                 -----------     -----------     -----------     -----------     ------------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........       (0.06)             --              --              --               --
  Distributions from Net Realized Gains.........       (0.65)          (0.30)          (0.09)             --               --
                                                 -----------     -----------     -----------     -----------     ------------
     Total Distributions........................       (0.71)          (0.30)          (0.09)             --               --
                                                 -----------     -----------     -----------     -----------     ------------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2).......................        0.00***         0.00***           --              --               --
                                                 -----------     -----------     -----------     -----------     ------------

NET ASSET VALUE, END OF PERIOD.................. $     14.80     $     13.11     $     12.72     $     11.58     $       9.89
                                                 ===========     ===========     ===========     ===========     ============

TOTAL RETURN....................................      18.28%           5.40%          10.62%          17.09%           (1.10%)##

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period..................... $ 7,448,448     $ 5,147,958     $ 2,319,121     $ 1,242,554     $    540,064

  Ratio of Total Expenses
     to Average Net Assets......................       2.85%           3.63%           5.46%          11.30%           39.09%+

  Ratio of Net Expenses
     to Average Net Assets #....................       2.00%           2.00%           1.99%           1.89%            1.62%+

  Ratio of Net Investment Loss
     to Average Net Assets......................      (0.42%)         (1.79%)         (3.85%)        (10.07%)         (38.30%)+

  Ratio of Net Investment Income (Loss)
     to Average Net Assets #....................       0.43%          (0.16%)         (0.38%)         (0.66%)          (0.83%)+

  Portfolio Turnover Rate.......................         23%             18%              7%             27%             18%


* Represents the period from the commencement of operations (May 1, 2002) through December 31, 2002.
**   Per share data was  calculated  using average  shares  outstanding  for the period.
***  Amount rounds to less than $0.01 per share.
##   Not annualized
+    Annualized
#    After advisory fee waivers and expense reimbursements by the Advisor.

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
  SHARES    COMMON STOCKS -- 97.2%                                     VALUE
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE -- 2.6%
   171,666  Ducommun, Inc.+ .....................................  $  3,927,718
                                                                   ------------

            AIRLINES -- 2.9%
   168,200  SkyWest, Inc. .......................................     4,289,100
                                                                   ------------

            AUTO MANUFACTURERS -- 2.8%
   271,375  Wabash National Corp. ...............................     4,097,762
                                                                   ------------

            BUILDING MATERIALS -- 0.2%
    23,290  Patrick Industries, Inc.+ ...........................       287,632
                                                                   ------------

            CHEMICALS -- 6.4%
   252,200  Hercules, Inc.+ .....................................     4,869,982
   192,000  Sensient Technologies Corp. .........................     4,723,200
                                                                   ------------
                                                                      9,593,182
                                                                   ------------
            COMMERCIAL PRINTING -- 5.9%
    93,717  Courier Corp. .......................................     3,637,157
   214,000  Ennis, Inc. .........................................     5,234,440
                                                                   ------------
                                                                      8,871,597
                                                                   ------------
            COMPUTERS -- 5.7%
   247,300  Agilysys, Inc. ......................................     4,129,910
   643,700  Ciber, Inc.+ ........................................     4,364,286
                                                                   ------------
                                                                      8,494,196
                                                                   ------------
            CONSUMER PRODUCTS -- 1.1%
    80,000  Oakley, Inc. ........................................     1,604,800
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 2.7%
   413,400  LaBranche & Co., Inc.+ ..............................     4,063,722
                                                                   ------------

            FOOD -- 7.7%
   248,000  Chiquita Brands International, Inc. .................     3,960,560
   354,325  Gold Kist, Inc.+ ....................................     7,440,825
                                                                   ------------
                                                                     11,401,385
                                                                   ------------
            HAND/MACHINE TOOLS -- 0.4%
    36,050  Hardinge, Inc. ......................................       542,553
                                                                   ------------

            HEALTH CARE - PRODUCTS -- 4.8%
 1,111,212  Microtek Medical Holdings, Inc.+ ....................     5,111,575
    42,651  Vital Signs, Inc. ...................................     2,122,740
                                                                   ------------
                                                                      7,234,315
                                                                   ------------
            HEALTH CARE - SERVICES -- 3.0%
   121,500  LifePoint Hospitals, Inc.+ ..........................     4,094,550
    26,000  RehabCare Group, Inc.+ ..............................       386,100
                                                                   ------------
                                                                      4,480,650
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            HOME FURNISHINGS -- 3.2%
    89,300  Hooker Furniture Corp. ..............................  $  1,400,224
   283,123  La-Z-Boy, Inc. ......................................     3,360,670
                                                                   ------------
                                                                      4,760,894
                                                                   ------------
            INSURANCE -- 5.6%
   322,400  American Equity Investment Life Co. .................     4,200,872
   105,843  FPIC Insurance Group, Inc.+ .........................     4,115,176
                                                                   ------------
                                                                      8,316,048
                                                                   ------------
            INTERNET -- 2.1%
   234,200  United Online, Inc. .................................     3,107,834
                                                                   ------------

            LEISURE TIME -- 2.2%
   236,500  Nautilus, Inc. ......................................     3,311,000
                                                                   ------------

            OIL & GAS -- 5.1%
   233,400  Callon Petroleum Co.+ ...............................     3,508,002
   115,300  Southwestern Energy Co.+ ............................     4,041,265
                                                                   ------------
                                                                      7,549,267
                                                                   ------------
            OIL & GAS SERVICES -- 8.5%
   159,994  Gulf Island Fabrication, Inc. .......................     5,887,779
   493,950  Input/Output, Inc.+ .................................     6,732,538
                                                                   ------------
                                                                     12,620,317
                                                                   ------------
            PRECISION INSTRUMENTS -- 2.4%
    92,984  MTS Systems Corp. ...................................     3,582,674
                                                                   ------------

            REAL ESTATE INVESTMENT TRUSTS -- 2.0%
   184,900  Equity Inns, Inc. ...................................     2,951,004
                                                                   ------------

            RECREATIONAL VEHICLES -- 2.7%
   283,925  Monaco Coach Corp. ..................................     4,020,378
                                                                   ------------

            RETAIL -- 5.1%
    75,100  IHOP Corp. ..........................................     3,957,770
   153,100  Kenneth Cole Productions, Inc. - Class A ............     3,672,869
                                                                   ------------
                                                                      7,630,639
                                                                   ------------
            SAVINGS & LOANS -- 0.6%
    61,943  CFS Bankcorp, Inc. ..................................       904,368
                                                                   ------------

            SEMICONDUCTORS -- 3.0%
   218,150  Cohu, Inc. ..........................................     4,391,360
                                                                   ------------

            SOFTWARE -- 3.0%
   339,500  Neoware Systems, Inc.+ ..............................     4,481,400
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- 3.1%
   433,287  Tollgrade Communications, Inc.+ .....................  $  4,579,843
                                                                   ------------

            TRANSPORTATION -- 2.4%
    92,800  YRC Worldwide, Inc.+ ................................     3,501,344
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $126,846,433)..............  $144,596,982
                                                                   ------------


================================================================================
  SHARES    MONEY MARKET FUNDS -- 4.1%                                 VALUE
-------------------------------------------------------------------------------
 3,035,972  First American Government Obligations Fund - Class Y.  $  3,035,972
 3,035,973  First American Prime Obligations Fund - Class Y .....     3,035,973
                                                                   ------------
            TOTAL MONEY MARKET FUNDS (Cost $6,071,945)...........  $  6,071,945
                                                                   ------------

            TOTAL INVESTMENTS -- 101.3% (Cost $132,918,378)......  $150,668,927

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%)......    (1,882,089)
                                                                   ------------

            NET ASSETS -- 100.0%.................................  $148,786,838
                                                                   ============


+ Non-income producing security.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
  SHARES    COMMON STOCKS -- 23.7%                                     VALUE
--------------------------------------------------------------------------------
            AUTO PARTS -- 1.0%
   142,000  Gentex Corp. ........................................  $  2,209,520
                                                                   ------------

            BEVERAGES -- 1.1%
    55,000  Coca-Cola Co. .......................................     2,653,750
                                                                   ------------

            CHEMICALS -- 2.9%
    55,000  Dow Chemical Co. (The) ..............................     2,196,700
   150,337  Hawkins, Inc. .......................................     2,134,786
    46,100  Lubrizol Corp. (The) ................................     2,310,993
                                                                   ------------
                                                                      6,642,479
                                                                   ------------

            COMMERCIAL PRINTING -- 1.2%
   111,000  Ennis, Inc. .........................................     2,715,060
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 1.0%
    45,500  JPMorgan Chase & Co. ................................     2,197,650
                                                                   ------------

            ELECTRIC -- 2.5%
    63,000  Cleco Corp. .........................................     1,589,490
    65,600  Great Plains Energy, Inc. ...........................     2,086,080
    59,335  MGE Energy, Inc. ....................................     2,166,914
                                                                   ------------
                                                                      5,842,484
                                                                   ------------
            ELECTRONICS -- 1.0%
   212,590  Methode Electronics, Inc. ...........................     2,295,972
                                                                   ------------

            FOOD PRODUCTS -- 2.0%
    42,500  Campbell Soup Co. ...................................     1,652,825
    37,500  H.J. Heinz Co. ......................................     1,687,875
    40,000  Ingles Markets, Inc. - Class A ......................     1,191,200
                                                                   ------------
                                                                      4,531,900
                                                                   ------------
            GAS -- 1.6%
    52,400  Atmos Energy Corp. ..................................     1,672,084
    72,300  Vectren Corp. .......................................     2,044,644
                                                                   ------------
                                                                      3,716,728
                                                                   ------------

            MACHINERY - DIVERSIFIED -- 1.1%
    85,200  Tennant Co. .........................................     2,470,800
                                                                   ------------

            OIL & GAS -- 1.0%
    31,500  Chevron Corp. .......................................     2,316,195
                                                                   ------------

            OTHER FINANCIAL SERVICES -- 0.9%
   165,707  Medallion Financial Corp. ...........................     2,043,167
                                                                   ------------

            PACKAGING & CONTAINERS -- 1.0%
    62,229  Sonoco Products Co. .................................     2,368,436
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS --23.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- 3.1%
    46,500  Abbott Laboratories .................................  $  2,265,015
    46,000  GlaxoSmithKline PLC - ADR ...........................     2,426,960
    93,500  Pfizer, Inc. ........................................     2,421,650
                                                                   ------------
                                                                      7,113,625
                                                                   ------------
            SEMICONDUCTORS -- 1.0%
   113,000  Intel Corp. .........................................     2,285,990
                                                                   ------------

            SOFTWARE -- 1.1%
    82,000  Microsoft Corp. .....................................     2,447,700
                                                                   ------------

            WASTE MANAGEMENT -- 0.2%
    20,000  American Ecology Corp. ..............................       369,800
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $45,540,656)...............  $ 54,221,256
                                                                   ------------


================================================================================
  SHARES    PREFERRED STOCKS -- 0.9%                                   VALUE
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.9%
    17,100  Brandywine Realty Trust PFD C .......................  $    432,117
    50,600  Equity Inns, Inc. PFD B .............................     1,325,720
    11,650  Highwoods Properties, Inc. PFD B ....................       294,628
                                                                   ------------
            TOTAL PREFERRED STOCKS (Cost $2,020,838).............  $  2,052,465
                                                                   ------------


================================================================================
PAR VALUE   CORPORATE BONDS -- 55.8%                                   VALUE
--------------------------------------------------------------------------------
            AIRLINES -- 1.8%
$4,300,000  Southwest Airlines Co. 5.25%  10/01/14...............  $  4,153,564
                                                                   ------------

            BEVERAGES -- 0.3%
   750,000  Constellation Brands, Inc. 8.00%  02/15/08...........       766,875
                                                                   ------------

            CHEMICALS -- 2.2%
 4,112,000  Hercules, Inc. 6.60%  08/01/27.......................     4,106,860
 1,000,000  Union Carbide Corp. 6.70%  04/01/09..................     1,007,813
                                                                   ------------
                                                                      5,114,673
                                                                   ------------
            COMMERICAL SERVICES -- 3.6%
 4,003,000  Cenveo, Inc. 7.875%  12/01/13........................     3,842,880
 2,070,000  Equifax, Inc. 6.90%  07/01/28........................     2,274,704
 1,425,000  Service Corp. Intl.  6.50%  03/15/08.................     1,432,125
   746,000  Service Corp. Intl.  7.70%  04/15/09.................       773,975
                                                                   ------------
                                                                      8,323,684
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 55.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
            COSMETICS/PERSONAL CARE -- 1.8%
$4,278,000  Chattem, Inc. 7.00%  03/01/14........................  $  4,213,830
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 1.9%
 1,195,000  CIT Group, Inc. 4.75%  12/15/10......................     1,170,296
 2,000,000  CIT Group, Inc. 5.00%  02/13/14......................     1,932,850
 1,250,000  CIT Group, Inc. 5.125%  09/30/14.....................     1,214,141
                                                                   ------------
                                                                      4,317,287
                                                                   ------------
            ELECTRIC-- 6.1%
 4,400,000  Black Hills Corp. 6.50%  05/15/13....................     4,418,537
   110,000  Constellation Energy Group 7.00%  04/01/12...........       117,905
 4,175,000  Constellation Energy Group 4.55%  06/15/15...........     3,865,040
   703,000  PSEG Power, Inc. 7.75%  04/15/11.....................       759,591
 2,955,000  PSEG Power, Inc. 5.50%  12/01/15.....................     2,892,230
 1,884,000  PSI Energy, Inc. 6.52%  03/15/09.....................     1,921,424
                                                                   ------------
                                                                     13,974,727
                                                                   ------------
            ELECTRONICS -- 1.2%
    99,000  Anixter, Inc.  5.95%  03/01/15.......................        91,575
 2,658,000  Itron, Inc.  7.75%  05/15/12.........................     2,717,805
                                                                   ------------
                                                                      2,809,380
                                                                   ------------
            FOOD -- 1.8%
 1,250,000  Chiquita Brands International, Inc. 7.50%  11/01/14..     1,143,750
 1,998,000  Chiquita Brands International, Inc. 8.875%  12/01/15.     1,913,085
   980,000  H.J. Heinz Co. 6.00%  03/15/12.......................       995,350
                                                                   ------------
                                                                      4,052,185
                                                                   ------------
            HEALTH CARE - SERVICES -- 3.7%
 4,300,000  Humana, Inc. 6.30%  08/01/18.........................     4,331,347
 4,213,000  Triad Hospitals, Inc. 7.00%  11/15/13................     4,239,331
                                                                   ------------
                                                                      8,570,678
                                                                   ------------
            HOME BUILDERS -- 2.2%
 5,043,000  Champion Enterprises, Inc. 7.625%  05/15/09..........     4,967,355
                                                                   ------------

            INSURANCE -- 0.8%
 1,746,000  CNA Financial Corp. 6.60%  12/15/08..................     1,782,910
                                                                   ------------

            MEDIA -- 2.0%
 2,756,000  Comcast Corp. 5.30%  01/15/14........................     2,699,383
 1,664,000  TCI Communications, Inc. 7.875%  02/15/26............     1,900,241
                                                                   ------------
                                                                      4,599,624
                                                                   ------------
            METAL PRODUCTS -- 0.5%
 1,089,000  Valmont Industries, Inc. 6.875%  05/01/14............     1,079,471
                                                                   ------------

            OIL & GAS -- 0.5%
 1,175,000  ConocoPhillips 7.125%  03/15/08......................     1,208,805
                                                                   ------------

            PACKAGING & CONTAINERS -- 2.0%
 4,693,000  Silgan Holdings, Inc. 6.75%  11/15/13................     4,599,140
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 55.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- 3.5%
$3,872,000  Omnicare, Inc. 6.125%  06/01/13......................  $  3,707,440
 4,395,000  Valeant Pharmaceuticals Intl. 7.00%  12/15/11........     4,219,200
                                                                   ------------
                                                                      7,926,640
                                                                   ------------
            REAL ESTATE INVESTMENT TRUSTS -- 1.6%
   604,000  Health Care REIT, Inc. 7.50%  08/15/07...............       609,102
 1,000,000  Health Care REIT, Inc. 8.00%, 09/12/12...............     1,099,187
 2,000,000  Health Care REIT, Inc. 6.00%, 11/15/13...............     1,995,822
                                                                   ------------
                                                                      3,704,111
                                                                   ------------
            RETAIL -- 6.0%
 4,877,000  F.W. Woolworth Co. 8.50%  01/15/22...................     4,791,652
 4,470,000  Pantry, Inc. 7.75%  02/15/14.........................     4,497,938
 3,500,000  Wendy's Intl., Inc. 6.20%  06/15/14..................     3,387,031
 1,000,000  Wendy's Intl., Inc. 7.00%  12/15/25..................       932,631
                                                                   ------------
                                                                     13,609,252
                                                                   ------------
            TELECOMMUNICATIONS -- 6.5%
 2,000,000  Ameritech 6.875%  10/15/27...........................     2,038,678
   462,000  AT&T Corp. 7.75%  03/01/07...........................       463,444
 2,000,000  AT&T Corp. 6.50%  03/15/13...........................     2,081,464
 3,338,000  Cincinnati Bell, Inc. 8.375%  01/15/14...............     3,429,795
 1,157,000  GTE Northwest, Inc. 6.30%  06/01/10..................     1,179,784
 2,865,000  Nextel Communications, Inc. 7.375%  08/01/15.........     2,937,843
 1,200,000  Sprint Capital Corp. 6.875%  11/15/28................     1,201,210
 1,500,000  Verizon Communications, Inc. 4.75%  10/01/13.........     1,394,191
                                                                   ------------
                                                                     14,726,409
                                                                   ------------
            TOYS/GAMES/HOBBIES -- 1.8%
 1,565,000  Hasbro, Inc. 6.15%  07/15/08.........................     1,576,235
 2,500,000  Hasbro, Inc. 6.60%  07/15/28.........................     2,474,443
                                                                   ------------
                                                                      4,050,678
                                                                   ------------
            TRANSPORTATION -- 4.0%
 4,608,000  Bristow Group, Inc. 6.125%  06/15/13.................     4,354,560
 4,655,000  Yellow Roadway Corp. 8.25%  12/01/08.................     4,819,321
                                                                   ------------
                                                                      9,173,881
                                                                   ------------

            TOTAL CORPORATE BONDS (Cost $130,156,790)............  $127,725,159
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS -- 11.8%              VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY BONDS -- 3.1%
$3,000,000  7.50% 11/15/16.......................................  $  3,645,468
 1,000,000  9.00% 11/15/18.......................................     1,375,078
 2,000,000  5.25% 11/15/28.......................................     2,097,344
                                                                   ------------
                                                                      7,117,890
                                                                   ------------

            U.S. TREASURY NOTES -- 5.1%
 3,000,000  3.375% 02/15/08......................................     2,947,617
 3,000,000  3.375% 10/15/09......................................     2,894,298
 3,000,000  4.00% 11/15/12.......................................     2,896,524
 3,000,000  4.00% 02/15/15.......................................     2,857,851
                                                                   ------------
                                                                     11,596,290
                                                                   ------------
                  FEDERAL HOME LOAN BANK -- 1.3%
 2,000,000  5.55% 10/19/09.......................................     1,997,486
 1,085,000  3.875% 06/04/10......................................     1,047,257
                                                                   ------------
                                                                      3,044,743
                                                                   ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
 2,400,000  4.00% 05/20/10.......................................     2,325,898
 2,000,000  4.125% 04/15/14......................................     1,896,104
 1,098,000  4.00% 06/03/14.......................................     1,022,959
                                                                   ------------
                                                                      5,244,961
                                                                   ------------

            TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
             (Cost $27,336,072)..................................  $ 27,003,884
                                                                   ------------


================================================================================
PAR VALUE   COMMERCIAL PAPER -- 2.2%                                   VALUE
--------------------------------------------------------------------------------
$2,000,000  General Electric Co. 5.18%  01/04/07.................  $  2,000,000
 3,000,000  GMAC 5.46%  01/04/07.................................     3,000,000
                                                                   ------------
            TOTAL COMMERCIAL PAPER (Cost $5,000,000).............  $  5,000,000
                                                                   ------------


================================================================================
  SHARES    MONEY MARKET FUNDS -- 4.4%                                 VALUE
--------------------------------------------------------------------------------
 5,076,427  First American Government Obligations Fund - Class Y.  $  5,076,427
 5,076,427  First American Prime Obligations Fund - Class Y......     5,076,427
                                                                   ------------
            TOTAL MONEY MARKET FUNDS (Cost $10,152,854)..........  $ 10,152,854
                                                                   ------------

            TOTAL INVESTMENTS -- 98.8% (Cost $220,207,210).......  $226,155,618

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%........     2,642,062
                                                                   ------------

            NET ASSETS -- 100.0%.................................  $228,797,680
                                                                   ============


ADR  American Depositary Receipt sponsored by a U.S. depositary bank.

PFD  Preferred Stock

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
  SHARES    COMMON STOCKS -- 84.0%                                     VALUE
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE -- 1.5%
     1,465  General Dynamics Corp. ..............................  $    108,923
                                                                   ------------

            AUTO PARTS & EQUIPMENT -- 3.2%
     9,225  TRW Automotive Holdings Corp.+ ......................       238,651
                                                                   ------------

            BANKS -- 3.0%
     4,665  Webster Financial Corp. .............................       227,279
                                                                   ------------

            CHEMICALS -- 2.6%
     3,900  Lubrizol Corp. (The) ................................       195,507
                                                                   ------------

            COMPUTERS -- 3.6%
     6,535  Hewlett-Packard Co. .................................       269,177
                                                                   ------------

            DISTRIBUTION/WHOLESALE -- 2.9%
     3,100  CDW Corp. ...........................................       217,992
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 2.7%
     4,100  JPMorgan Chase & Co. ................................       198,030
                                                                   ------------

            ELECTRIC -- 5.3%
     2,550  Dominion Resources, Inc. ............................       213,792
     3,630  Progress Energy, Inc. ...............................       178,160
                                                                   ------------
                                                                        391,952
                                                                   ------------
            ENVIRONMENTAL CONTROL -- 3.3%
     6,780  Waste Management, Inc. ..............................       249,300
                                                                   ------------

            FOOD -- 5.3%
     4,730  Cambell Soup Co. ....................................       183,950
     4,605  H.J. Heinz Co. ......................................       207,271
                                                                   ------------
                                                                        391,221
                                                                   ------------
            HEALTH CARE - PRODUCTS -- 5.5%
     4,730  Baxter International, Inc. ..........................       219,425
     2,825  Johnson & Johnson ...................................       186,506
                                                                   ------------
                                                                        405,931
                                                                   ------------
            HEALTH CARE - SERVICES -- 2.4%
     8,473  Health Management Associates, Inc. - Class A ........       178,865
                                                                   ------------

            HOME FURNISHINGS -- 2.8%
     5,875  Ethan Allen Interiors, Inc. .........................       212,146
                                                                   ------------

            INSURANCE -- 3.4%
    12,205  UnumProvident Corp. .................................       253,620
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 84.0% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            LEISURE TIME -- 6.4%
     3,140  Harley-Davidson, Inc. ...............................  $    221,276
     7,915  Sabre Holdings Corp. - Class A ......................       252,409
                                                                   ------------
                                                                        473,685
                                                                   ------------
            OIL & GAS -- 7.7%
     4,305  Chevron Corp. .......................................       316,547
     5,200  Noble Energy, Inc. ..................................       255,164
                                                                   ------------
                                                                        571,711
                                                                   ------------
            PHARMACEUTICALS -- 5.8%
     4,055  Abbott Laboratories .................................       197,519
     9,100  Pfizer, Inc. ........................................       235,690
                                                                   ------------
                                                                        433,209
                                                                   ------------
            RETAIL -- 9.8%
     2,240  Best Buy Co., Inc. ..................................       110,185
     6,490  BJ's Wholesale Club, Inc.+ ..........................       201,904
     5,125  Home Depot, Inc. (The) ..............................       205,820
    39,180  Rite Aid Corp.+ .....................................       213,139
                                                                   ------------
                                                                        731,048
                                                                   ------------
            SEMI-CONDUCTORS -- 4.3%
    14,730  QLogic Corp.+ .......................................       322,440
                                                                   ------------

            TOYS/GAMES/HOBBIES -- 1.0%
     3,395  Mattel, Inc. ........................................        76,931
                                                                   ------------

            TRANSPORTATION -- 1.5%
     3,210  CSX Corp. ...........................................       110,520
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $5,156,860)................  $  6,258,138
                                                                   ------------


================================================================================
  SHARES    EXCHANGE TRADED FUNDS -- 8.2%                              VALUE
--------------------------------------------------------------------------------
     2,805  iShares S&P MidCap 400/BARRA Value Index Fund .......  $    222,016
     4,855  Midcap SPDR Trust Series 1 ..........................       389,371
                                                                   ------------
            TOTAL EXCHANGE TRADED FUNDS (Cost $540,295)..........  $    611,387
                                                                   ------------


================================================================================
  SHARES    MONEY MARKET FUNDS -- 8.4%                                 VALUE
--------------------------------------------------------------------------------
   313,660  First American Government Obligations Fund - Class Y   $    313,660
   313,660  First American Prime Obligations Fund - Class Y .....       313,660
                                                                   ------------
            TOTAL MONEY MARKET FUNDS (Cost $627,320).............  $    627,320
                                                                   ------------

            TOTAL INVESTMENTS -- 100.6% (Cost $6,324,475)........  $  7,496,845

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%)......       (48,397)
                                                                   ------------

            NET ASSETS -- 100.0%.................................  $  7,448,448
                                                                   ============


+    Non-income producing security.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
================================================================================

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees.

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the year ended December 31, 2006, proceeds from redemption fees totaled $350,885, $33,297 and $293, respectively, for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Berwyn Fund and the Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of the Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2006:

                                                                    BERWYN         BERWYN
                                                  BERWYN            INCOME      CORNERSTONE
                                                   FUND              FUND           FUND
                                               -------------    -------------   ------------
Purchases of investment securities...........  $  62,290,841    $  53,265,048   $  2,578,020
                                               =============    =============   ============

Proceeds from sales and maturities
  of investment securities...................  $  78,778,515    $  86,364,850   $  1,331,832
                                               =============    =============   ============

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                    ------------------------------------------------------------
                                       YEAR          ORDINARY       LONG-TERM         TOTAL
                                       ENDED          INCOME      CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Berwyn Fund......................... 12/31/2006   $    241,209    $  13,470,910   $  13,712,119
                                     12/31/2005   $    213,647    $  16,014,960   $  16,228,607
------------------------------------------------------------------------------------------------
Berwyn Income Fund.................. 12/31/2006   $ 10,691,052    $          --   $  10,691,052
                                     12/31/2005   $ 10,048,532    $          --   $  10,048,532
------------------------------------------------------------------------------------------------
Berwyn Cornerstone Fund............. 12/31/2006   $     35,583    $     308,206   $     343,789
                                     12/31/2005   $      8,746    $     105,317   $     114,063
-----------------------------------------------------------------------------------------------

The tax character of distributable earnings at December 31, 2006 was as follows:

                                                                    BERWYN         BERWYN
                                                  BERWYN            INCOME      CORNERSTONE
                                                   FUND              FUND           FUND
                                               -------------    -------------   ------------
Tax Cost of Portfolio Investments............  $ 132,993,665    $ 220,222,702   $  6,326,447
                                               =============    =============   ============
Gross Unrealized Appreciation................  $  23,329,618    $   9,807,803   $  1,198,009
Gross Unrealized Depreciation................     (5,654,356)      (3,874,887)       (27,611)
                                               -------------    -------------   ------------
Net Unrealized Appreciation on Investments...     17,675,262        5,932,916      1,170,398
Undistributed Ordinary Income................             57            8,079             13
Undistributed Long-Term Gains................            207               --             11
Capital Loss Carryforwards...................             --         (269,489)            --
                                               -------------    -------------   ------------
Total Distributable Earnings.................  $  17,675,526    $   5,671,506   $  1,170,422
                                               =============    =============   ============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2006, the Berwyn Income Fund had a capital loss carryforward of $269,489, which expires on December 31, 2009. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2006, the Berwyn Income Fund utilized capital loss carryforwards of $4,796,518 to offset current year realized gains.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to the Berwyn Cornerstone Fund, for the year ended December 31, 2006, the Advisor contractually agreed to reduce its fees as necessary to maintian the Fund's ratio of expenses to average net assets at 2.0%. In addition, the Advisor has decided to reimburse certain expenses of the Fund so that the Fund may maintain a ratio of expenses to average net assets of 2.0%. The Advisor may, however, discontinue reimbursement of these expenses at any time. During the year ended December 31, 2006, the Advisor waived investment advisory fees of $53,700.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 410,732 shares, 277,487 shares and 138,998 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2006.

During the year ended December 31, 2006, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $95,670, $33,680 and $8,928, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. REOPENING OF THE BERWYN FUND SERIES TO NEW INVESTORS

Effective as of December 1, 2006, the Berwyn Fund was reopened for investment to new investors. Shares of the Berwyn Fund are also available for exchange from other series of the Trust, subject to the exchange limitation and any applicable redemption fees described under "Exchange of Shares" in the Prospectus.

The Trust reserves the right to close any Fund to new investors or to otherwise limit future sales of shares.

8. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year and period ended December 31, 2002 were audited by other auditors whose report dated February 26, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 /s/  BRIGGS, BUNTING & DOUGHERTY, LLP

                                 BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 19, 2007

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Funds' ongoing costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the current period and the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (CONTINUED) (UNAUDITED)
================================================================================

                                                        BEGINNING        ENDING
                                                      ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID
                                                      JULY 1, 2006    DECEMBER 31, 2006  DURING PERIOD*
                                                    ----------------  ----------------   ---------------
BERWYN FUND
Based on Actual Fund Return.........................  $   1,000.00      $   1,083.20     $     6.72
Based on Hypothetical 5% Return (before expenses)...  $   1,000.00      $   1,018.75     $     6.51

BERWYN INCOME FUND
Based on Actual Fund Return.........................  $   1,000.00      $   1,068.50     $     3.81
Based on Hypothetical 5% Return (before expenses)...  $   1,000.00      $   1,021.53     $     3.72

BERWYN CORNERSTONE FUND
Based on Actual Fund Return.........................  $   1,000.00      $   1,122.90     $    10.70
Based on Hypothetical 5% Return (before expenses)...  $   1,000.00      $   1,015.12     $    10.16

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Berwyn Fund                1.28%
                           Berwyn Income Fund         0.73%
                           Berwyn Cornerstone Fund    2.00%



FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended December 31, 2006. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $241,209, $2,210,848 and $35,583, respectively, as Qualified Dividend Income, which may be subject to a maximum tax rate of 15%.

Berwyn Fund and Berwyn Cornerstone Fund designate $13,470,910 and $308,206, respectively, as long-term capital gains distributions paid during the year.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

--------------------------------------------------------------------------------------------------------------
                                                                   Position Held              Length of
Trustee                    Address                          Age    with the Trust             Time Served
--------------------------------------------------------------------------------------------------------------
* Robert E. Killen         1199 Lancaster Avenue            66     President and Trustee      Since
                           Berwyn, PA  19312                                                  February 1983**
--------------------------------------------------------------------------------------------------------------
  Denis P. Conlon          1199 Lancaster Avenue            59     Trustee                    Since
                           Berwyn, PA  19312                                                  June 1992**
--------------------------------------------------------------------------------------------------------------
  Deborah D. Dorsi         1199 Lancaster Avenue            51     Trustee                    Since
                           Berwyn, PA  19312                                                  April 1998**
--------------------------------------------------------------------------------------------------------------
* Kevin M. Ryan            1199 Lancaster Avenue            59     Vice President and Chief   Since
                           Berwyn, PA  19312                       Compliance Officer         October 2004***
--------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey         225 Pictoria Drive, Suite 450,   49     Vice President             Since
                           Cincinnati, OH 45246                                               April 2005
--------------------------------------------------------------------------------------------------------------
  Mark J. Seger            225 Pictoria Drive, Suite 450,   45     Treasurer                  Since
                           Cincinnati, OH 45246                                               April 2005
--------------------------------------------------------------------------------------------------------------
  John F. Splain           225 Pictoria Drive, Suite 450,   50     Secretary                  Since
                           Cincinnati, OH 45246                                               April 2005
--------------------------------------------------------------------------------------------------------------

* Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

** Reflects length of time served as a Trustee to the Trust and as a Director of the Trust's predecessor entities, prior to the reorganization in April 1999.

*** Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing  Director  of Ultimus  Fund  Solutions,  LLC (the
Trust's  administrator)  and  Ultimus  Fund  Distributors,   LLC  (a  registered
broker-dealer).

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(CONTINUED) (UNAUDITED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and Executive Officers may be found in the Funds' Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-992-6757.


THE BERWYN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================


A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form
N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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                                THE BERWYN FUNDS

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

         (a) Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 filed on February 12, 1999

         (b) Bylaws--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on May 1, 2000

         (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

         (d)   (i)   Investment Advisory Services Agreement (with respect to the
                     Berwyn Fund) with The Killen Group, Inc.--Incorporated herein by reference to Registrant's Post-Effective
                     Amendment No. 16 filed on May 1, 2000

               (ii) Investment Advisory Services Agreement (with respect to the Berwyn Income Fund) with The Killen Group,
                     Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on May 1, 2000

               (iii) Investment Advisory Services Agreement (with respect to the
                     Berwyn Cornerstone Fund) with The Killen Group, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on March 1, 2002

         (e) Distribution Agreement with Ultimus Fund Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 24 filed on March 2, 2006

         (f)   Inapplicable

         (g) Custody Agreement with US Bank, N.A.-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 24 filed on March 2, 2006

         (h) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on March 2, 2005

         (i) Opinion and Consent of Counsel relating to Issuance of Shares--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on March 1, 2002

         (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

         (k)   Inapplicable

         (l)   Inapplicable

         (m)   Inapplicable

         (n)   Inapplicable

         (o)   Reserved

         (p)   (i)   Code of Ethics of Registrant and The Killen Group, Inc.--
                     Incorporated herein by reference to Registrant's
                     Post-Effective Amendment No. 23 filed on March 2, 2005

               (ii) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith

         (Other) Powers of Attorney for Registrant and its Trustees--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 filed on February 12, 1999

Item 24. Persons Controlled by or Under Common Control with Registrant.
         --------------------------------------------------------------

         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification
         ---------------

         Article VII, Section 2 of the  Registrant's  Agreement and Declaration
         of   Trust,   incorporated   herein   by   reference,   provides   for
         indemnification of officers and Trustees as follows:

               (a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DBTA, the officers and Trustees shall not be responsible or liable in any event for any act or omission of any agent, employee, Investment Advisor or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or Trustee's performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

               (b) Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person's capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of this Section 2 of this Article VII.

         Registrant's Bylaws, incorporated herein by reference, provide the following under Article VI:

               Section 2. ACTIONS OTHER THAN BY TRUST. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the Trust, and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

               Section 3. ACTIONS BY TRUST. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

               Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with the Trust.

               No  indemnification  shall be made under  Sections 2 or 3 of this
               Article:

               (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

               (b) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

               (c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

               Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of the Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board, including a majority who are Disinterested Trustees and not parties to such proceeding, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in
               Section 4 of this Article.

               Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

               (a) A majority vote of a quorum consisting of trustees who are not parties of the proceeding and are Disinterested Trustees; or

               (b)   A written opinion by an independent legal counsel.

               Section 7. ADVANCEMENT OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article, provided the agent provides a security for his undertaking, or a majority of a quorum of the Disinterested Trustees who are not parties to such proceeding, or an independent legal counsel in a written opinion, determine that based on a review of readily available facts, there is reason to believe that said agent ultimately will be found entitled to indemnification.

         The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

         The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

         The Killen Group, Inc. (the "Advisor") has been registered as an investment adviser since 1983 and has assets under management of approximately $565 million. The directors and officers of the Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Robert E. Killen--Chairman, Chief Executive Officer and shareholder of the Advisor; Director, Officer and shareholder of Berwyn Financial Services, Corp. ("BFS") a registered broker dealer

               (ii) Edward A. Killen--Executive Vice President, Secretary and Director of the Advisor; Director, Officer and shareholder of BFS

               (iii) Kevin M. Ryan--Legal Counsel and Chief Compliance Officer
                     of the Advisor; Director, Officer and shareholder of BFS

               (iv) Raymond J.  Munsch--President,  Chief Operating  Officer and
                    Director of the Advisor

               (v)  Andrew S. Fischer--Controller of the Advisor

         The business address of the Advisor and of each director and officer of the Advisor is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312.

         For information as to any other business, profession, vocation or employment of a substantial nature in which each Director or officer of the Advisor is or has been engaged for his own account or in the capacity of Director, officer, employee, partner or trustee within the last two fiscal years of the Registrant, reference is made to the Advisor's Form ADV (File #801-18770) currently on file with the U.S. Securities and Exchange Commission as required by the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriters
         ----------------------

         (a) The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

               Williamsburg Investment Trust     The GKM Funds
               The Shepherd Street Funds, Inc.   Black Pearl Funds
               Hussman Investment Trust          Profit Funds Investment Trust
               Veracity Funds                    Oak Value Trust
               Destination Funds                 TFS Capital Investment Trust
               Schwartz Investment Trust         The Cutler Trust
               CM Advisers Family of Funds       Surgeons Diversified Investment Fund
               Guerite Funds                     Monteagle Funds
               Centurion Investment Trust

                                    Position with                 Position with
         (b)   Name                 Distributor                   Registrant
               ------------------   ---------------------------   ------------------------
               Robert G. Dorsey     President/Managing Director   Vice President
               John F. Splain       Secretary/Managing Director   Secretary
               Mark J. Seger        Treasurer/Managing Director   Treasurer
               Theresa M. Bridge    Vice President                Assistant Treasurer
               Wade R. Bridge       Vice President                None
               Craig J. Hunt        Vice President                Assistant Vice President
               Steven F. Nienhaus   Vice President                None
               Tina H. Bloom        Vice President                None

         The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

         (c)  Inapplicable

Item 28. Location of Accounts and Records
         --------------------------------

         Accounts,  books and other  documents  required  to be  maintained  by
         Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312, or at the offices of the Registrant's administrator and transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29. Management Services Not Discussed in Parts A or B
         -------------------------------------------------
         Inapplicable

Item 30. Undertakings
         ------------
         Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 30th day of April, 2007.

                                        THE BERWYN FUNDS


                                        By: /s/ Robert E. Killen
                                            ------------------------------------
                                            Robert E. Killen, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature              Title                          Date


/s/ Robert E. Killen               President and Trustee          April 30, 2007
--------------------------------   (Chief Executive Officer)
Robert E. Killen


/s/ Mark J. Seger                  Treasurer                      April 30, 2007
--------------------------------   (Chief Financial Officer)
Mark J. Seger

                                   Trustee
--------------------------------                        /s/ Robert E. Killen
Denis P. Conlon*                                        ------------------------
                                                        Robert E. Killen
                                   Trustee              Attorney-in-fact*
--------------------------------                        April 30, 2007
Deborah D. Dorsi*

                                INDEX TO EXHIBITS
                                -----------------

Item 23(j)     Consent of Independent Registered Public Accounting Firm

Item 23(p)(ii) Code of Ethics of Ultimus Fund Distributors, LLC